Exhibit 10.1
EXECUTION COPY
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                      SERIES C PREFERRED STOCK AND WARRANT

                               PURCHASE AGREEMENT

                                  by and among

                   THE PURCHASERS LISTED ON SCHEDULE I HERETO,

                             SOFTLOCK.COM, INC. AND

                             SOFTLOCK SERVICES, INC.

                          Dated as of December 21, 2000

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


                                TABLE OF CONTENTS


                                                                                                               Page


SECTION 1 - Authorization, Purchase and Sale of the Acquired Securities...........................................1
   1.1    Authorization of the Acquired Securities................................................................1
          ----------------------------------------
   1.2    Sale and Purchase of the Shares and Warrants............................................................1
          --------------------------------------------
   1.3    Certain Defined Terms...................................................................................2
          ---------------------
SECTION 2 - Closing, Payment and Delivery.........................................................................2
   2.1    Closing Date and Place of Closing.......................................................................2
          ---------------------------------
   2.2    Closing Payment and Delivery............................................................................2
          ----------------------------
   2.3    Subsequent Sales of Shares..............................................................................2
          --------------------------
SECTION 3 - Representations and Warranties of the Company.........................................................3
   3.1    Organization and Standing; Articles and By-laws.........................................................3
          -----------------------------------------------
   3.2    Corporate Power.........................................................................................3
          ---------------
   3.3    Subsidiaries............................................................................................3
          ------------
   3.4    Capitalization..........................................................................................4
          --------------
   3.5    Authorization...........................................................................................5
          -------------
   3.6    Contracts; Insurance....................................................................................6
          --------------------
   3.7    Securities and Exchange Commission Documents............................................................8
          --------------------------------------------
   3.8    Absence of Undisclosed Liabilities......................................................................9
          ----------------------------------
   3.9    Absence of Certain Changes..............................................................................9
          --------------------------
   3.10   Taxes..................................................................................................11
          -----
   3.11   Transactions With Affiliates...........................................................................11
          ----------------------------
   3.12   Litigation.............................................................................................11
          ----------
   3.13   Consents...............................................................................................12
          --------
   3.14   Title to Properties, Liens and Encumbrances............................................................12
          -------------------------------------------
   3.15   Leases.................................................................................................13
          ------
   3.16   Franchises, Licenses, Trademarks, Patents and Other Rights.............................................13
          ----------------------------------------------------------
   3.17   Issuance Taxes.........................................................................................14
          --------------
   3.18   Offering...............................................................................................14
          --------
   3.19   Employees..............................................................................................14
          ---------
   3.20   Business of the Company and Subsidiary.................................................................15
          --------------------------------------
   3.21   Use of Proceeds........................................................................................16
          ---------------
   3.22   Applicability of, and Compliance with, Other Laws......................................................16
          -------------------------------------------------
   3.23   Indebtedness...........................................................................................18
          ------------
   3.24   Insurance Coverage.....................................................................................18
          ------------------
   3.25   Illegal or Unauthorized Payments; Political Contributions..............................................18
          ---------------------------------------------------------
   3.26   Disclosure.............................................................................................18
          ----------
   3.27   Potential Conflicts of Interest........................................................................19
          -------------------------------
   3.28   Real Property Holding Corporation......................................................................19
          ---------------------------------
SECTION 4 - Representations and Warranties of Purchasers.........................................................19
   4.1    Organization; Good Standing; Power and Authority; Binding Obligation...................................19
          --------------------------------------------------------------------
   4.2    Purchase Entirety for Own Account; Etc.................................................................20
          --------------------------------------
   4.3    Disclosure.............................................................................................20
          ----------
   4.4    Accredited Investor....................................................................................20
          -------------------
   4.5    Restricted Securities..................................................................................21
          ---------------------
   4.6    Legends................................................................................................21
          -------
   4.7    Termination of Restrictions............................................................................21
          ---------------------------
SECTION 5 - Conditions to Closing of Purchasers..................................................................22
   5.1    Representations and Warranties Correct.................................................................22
          --------------------------------------
   5.2    Performance............................................................................................22
          -----------
   5.3    Compliance Certificate.................................................................................22
          ----------------------
   5.4    Opinion of Company's Counsel...........................................................................22
          ----------------------------
   5.5    Good Standing Certificates.............................................................................22
          --------------------------
   5.6    Qualifications.........................................................................................23
          --------------
   5.7    Amendment of Certificate and Filing of Certificate.....................................................23
          --------------------------------------------------
   5.8    Proceedings and Documents..............................................................................23
          -------------------------
   5.9    By-Laws................................................................................................23
          -------
   5.10   Shareholders' and Rights Agreement.....................................................................23
          ----------------------------------
   5.11   Certification by Corporate Secretary...................................................................23
          ------------------------------------
   5.12   Warrants...............................................................................................24
          --------
   5.13   Legal Investment.......................................................................................24
          ----------------
   5.14   Side Letter............................................................................................24
          -----------
SECTION 6 - Conditions to Closing of Company.....................................................................24
   6.1    Representations and Warranties Correct.................................................................24
          --------------------------------------
   6.2    Performance............................................................................................24
          -----------
   6.3    Qualifications.........................................................................................24
          --------------
   6.4    Proceedings and Documents..............................................................................25
          -------------------------
   6.5    Statement of Accredited Investor.......................................................................25
          --------------------------------
   6.6    Legal Investment.......................................................................................25
          ----------------
   6.7    Shareholders' and Rights Agreement.....................................................................25
          ----------------------------------
SECTION 7 - Affirmative Covenants................................................................................25
   7.1    Basic Financial Information............................................................................25
          ---------------------------
   7.2    Additional Information and Rights......................................................................26
          ---------------------------------
   7.3    Prompt Payment of Taxes, Etc...........................................................................28
          ----------------------------
   7.4    Maintenance of Properties and Leases...................................................................28
          ------------------------------------
   7.5    Insurance..............................................................................................28
          ---------
   7.6    Accounts and Records...................................................................................29
          --------------------
   7.7    Compliance with Laws, Contracts, Licenses and Permits..................................................29
          -----------------------------------------------------
   7.8    Maintenance of Corporate Existence, etc................................................................29
          ---------------------------------------
   7.9    Availability of Common Stock for Conversion............................................................30
          -------------------------------------------
   7.10   Proprietary Information Agreement, and Key Employee Agreement..........................................30
          -------------------------------------------------------------
   7.11   Use of Proceeds........................................................................................30
          ---------------
   7.12   Compliance by Subsidiaries.............................................................................30
          --------------------------
   7.13   Expenses of Board Members..............................................................................30
          -------------------------
   7.14   Securities Law Filings.................................................................................31
          ----------------------
   7.15   Registration and Transfer of Securities................................................................31
          ---------------------------------------
   7.16   Indemnification........................................................................................31
          ---------------
   7.17   Registration Requirements..............................................................................32
          -------------------------
   7.18   Indemnification and Contribution.......................................................................34
          --------------------------------
   7.19    "Market Stand-Off" Agreement..........................................................................37
           ----------------------------
SECTION 8 - Negative Covenants...................................................................................37
   8.1    Sale/Purchase of Assets; Merger........................................................................37
          -------------------------------
   8.2    Future Registration Rights.............................................................................38
          --------------------------
   8.3    Changes in Type of Business............................................................................38
          ---------------------------
   8.4    Dividends and Distributions............................................................................38
          ---------------------------
   8.5    Purchase of Equity Securities..........................................................................39
          -----------------------------
   8.6    Conflicting Agreements.................................................................................39
          ----------------------
   8.7    Amendment of Charter Documents.........................................................................39
          ------------------------------
   8.8    Related Party Transactions.............................................................................39
          --------------------------
   8.9    Issuance of Equity Securities..........................................................................39
          -----------------------------
   8.10   Subsidiaries...........................................................................................39
          ------------
   8.11   Fiscal Year............................................................................................39
          -----------
   8.12   Business Plan..........................................................................................40
          -------------
   8.13   Employee Stock Plans...................................................................................40
          --------------------
   8.14   Liens..................................................................................................40
          -----
   8.15   Investments............................................................................................40
          -----------
   8.16   Purchases and Sales....................................................................................40
          -------------------
   8.17   Leases.................................................................................................41
          ------
   8.18   Indebtedness...........................................................................................41
          ------------
   8.19   Loans; Guarantees......................................................................................41
          -----------------
   8.20   License of Listed Rights or Intellectual Property......................................................41
          -------------------------------------------------
   8.21   Compliance by Subsidiaries.............................................................................41
          --------------------------
SECTION 9 - Definitions..........................................................................................41
SECTION 10 - Miscellaneous.......................................................................................47
   10.1   Governing Law..........................................................................................47
          -------------
   10.2   Survival...............................................................................................47
          --------
   10.3   Successors and Assigns.................................................................................47
          ----------------------
   10.4   Entire Agreement; Amendment............................................................................47
          ---------------------------
   10.5   Notices, etc...........................................................................................48
          ------------
   10.6   Delays or Omissions....................................................................................48
          -------------------
   10.7   Rights; Severability...................................................................................49
          --------------------
   10.8   Agent's Fees and Services..............................................................................49
          -------------------------
   10.9   Legal Fees and Expenses................................................................................49
          -----------------------
   10.10     Titles and Subtitles................................................................................49
             --------------------
   10.11     Counterparts........................................................................................49
             ------------
   10.12     Construction........................................................................................50
             ------------
   10.13     Further Assurances..................................................................................50
             ------------------
   10.14     Equitable Relief....................................................................................50
             ----------------
   10.15     Publicity...........................................................................................50
             ---------


                                         SCHEDULES AND EXHIBITS

Schedule I  -     Schedule of Purchasers

Schedule II -     Disclosure Schedules

Exhibit A   -     Certificate of Designation of Powers, Preferences and Rights
                  of Series C Preferred Stock
Exhibit B   -     Form of Opinion of Counsel

Exhibit C   -     Amended and Restated Shareholders' and Rights Agreement

Exhibit D   -     Statement of Accredited Investor
Exhibit E  -      Form of Preferred Stock Warrant

Exhibit F   -     Form of August 1, 2001 Common Stock Warrant
Exhibit G         Form of October 15, 2001 Common Stock Warrant

             SERIES C PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

         THIS SERIES C PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the 21st day of December, 2000, by and among SoftLock.com, Inc. (the "Company"), a Delaware corporation having offices at Five Clock Tower Place, Suite 440, Maynard, Massachusetts, SoftLock Services, Inc., a wholly-owned subsidiary of the Company (the "Subsidiary") and each of the parties listed on Schedule I hereto (the "Schedule of Purchasers"). The parties listed on the Schedule of Purchasers and any transferee(s) to which the Purchasers may from time to time have transferred any "Shares" (as such term is defined in Section 1.1 below) are hereinafter referred to collectively as the "Purchasers."

         WHEREAS, the Company desires to issue and sell, and the Purchasers desire to purchase, certain securities of the Company;

         NOW, THEREFORE, in consideration of the promises and the mutual covenants and conditions herein contained, the Company and the Purchasers (in the case of the Purchasers, severally and not jointly), hereby agree as follows:

SECTION 1

           Authorization, Purchase and Sale of the Acquired Securities

         1.1      Authorization of the Acquired Securities.

         The Company has, or before the First Closing (as defined in Section 2.1 hereof) will have, authorized the designation of Series C Preferred Stock, par value $0.01 per share (the "Series C Preferred"), having the rights, privileges and preferences as set forth in the Certificate of Designation of Powers,
Preferences and Rights of Series C Preferred Stock, the form of which is attached to this Agreement as Exhibit A (the "Certificate"), and the issuance and sale under this Agreement of all of the Acquired Securities, including without limitation the 76,523 shares (the "Shares") of Series C Preferred, the Conversion Shares, the Warrants and the Warrant Shares, each as defined in
Section 9 hereof. The term "Shares" as used in this Agreement also includes any securities issued or issuable with respect to the original Shares by way of a stock dividend, stock split, combination or division of shares, recapitalization, reclassification, merger, consolidation, reorganization, or the like and any securities into which any of the original Shares are converted or convertible, directly or indirectly (including but not limited to the Conversion Shares) or for which any of the original Shares are exchanged or exchangeable, directly or indirectly.

         1.2      Sale and Purchase of the Shares and Warrants.


         Upon and subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and agreements contained herein, at the First Closing the Company will issue and sell to the Purchasers, and each Purchaser will purchase from the Company at the Closing, (i) that number of shares of Series C Preferred set forth opposite each such Purchaser's name on the Schedule of Purchasers, and (ii) the Warrants. The purchase price for the Shares and the Warrants shall be $191.00 per share of Series C Preferred for an aggregate purchase price for all of the Shares and Warrants at the First Closing of $7,000,000.

         1.3      Certain Defined Terms.

         Certain capitalized terms used in this Agreement shall have the respective meanings ascribed to them in Section 9 hereof.

SECTION 2

Closing, Payment and Delivery

         2.1      Closing Date and Place of Closing.

          The closing of the initial purchase and sale of the Shares and Warrants (the "First Closing") shall be held on the date (the "Closing Date") of, and immediately following, the final execution and delivery of at least one counterpart of this Agreement by the Company and the Purchasers listed on the Schedule of Purchasers, or such other date as shall have been agreed to by the Company and the Purchasers. The place of the Closing (including the place of delivery to the Purchasers by the Company of the Warrants and certificates evidencing the Shares being purchased and the place of payment to the Company by such Purchasers of the purchase price therefor) shall be at the offices of Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, Massachusetts, or such other place as shall have been agreed to by the Company and the Purchasers participating in such First Closing.

         2.2      Closing Payment and Delivery.

          At the First Closing, the Purchasers will pay to the Company, in cash or by check or wire transfer, the amount set forth opposite such Purchaser's name on the Schedule of Purchasers; and the Company will deliver to such Purchaser a certificate or certificates registered in such Purchaser's name for the number of Shares set forth opposite such Purchaser's name on the Schedule of Purchasers and three (3) Warrants substantially in the form of Exhibit E, Exhibit F and Exhibit G, attached hereto, for the number of shares of Series C Preferred Stock and Common Stock, as defined in Section 9 hereof, respectively, as is set forth opposite such Purchaser's name on the Schedule of Purchasers.

          2.3     Subsequent Sales of Shares.

          At any time, and from time to time, on or before March 31, 2001 the Company may sell up to the balance of the authorized shares of Series C Preferred Stock not sold at the First Closing to such persons as may be approved by the Board of Directors ("Board") of the Company; provided that the aggregate number of Shares sold pursuant to this Agreement shall not exceed 76,523. All such sales shall be made on the terms and conditions set forth in this Agreement, including without limitation, the representations and warranties by such Purchasers as set forth in Section 4; provided however that Purchasers of Shares pursuant to this Section 2.3 shall not be entitled to any Warrants provided in Section 1.2. Any shares of Series C Preferred Stock sold pursuant to this Section 2.3 shall be deemed Shares for all purposes under this Agreement and any Purchasers thereof shall be deemed to be "Purchasers" for all purposes of this Agreement. Any Purchaser of Shares pursuant to this Section 2.3 shall be required as a condition to closing to become a party to that certain Amended and Restated Shareholders and Rights Agreement.

SECTION 3

Representations and Warranties of the Company

          Except as expressly set forth (with reference to a paragraph in this Section 3) on Schedule 2 (the "Disclosure Schedules") hereto, the Company and Subsidiary jointly and severally represent and warrant to the Purchasers as of the Closing Date as follows:

          3.1     Organization and Standing; Articles and By-laws.

          (a) The Company and Subsidiary each is a corporation duly organized, validly existing and in good standing under the laws of its state of organization and is qualified, licensed or domesticated as a foreign corporation in each jurisdiction wherein the nature of its activities or properties owned or leased by each makes such qualification, licensing or domestication necessary. The Disclosure Schedules set forth the jurisdictions in which the Company and/or Subsidiary is qualified, licensed or domesticated as a foreign corporation. The Company and Subsidiary each has all requisite power, governmental licenses, authorization consents and approvals to own the properties owned by it and to conduct the business as it is being conducted by it and as contemplated by the business plan (the "Plan") prepared by the Company, a true and correct copy of which has been given to the Purchasers and counsel for the Purchasers. The Disclosure Schedules set forth all jurisdictions in which the Company or
Subsidiary owns or leases property or engages in any activity which under applicable law makes qualification or license as a foreign corporation necessary;

         (b) The Company has furnished counsel for the Purchasers with true, correct and complete copies of the Company's and Subsidiary's Certificate of Incorporation and By-laws, and all amendments thereto through and including the Closing Date and copies of the minutes of all Board, Committees of the Board and stockholders meetings of the Company and Subsidiary. Prior to the Closing, the Company shall have properly filed and recorded the Certificate with the Secretary of the State of Delaware. Neither the Company nor the Subsidiary is in breach of any of the provisions of its Certificate of Incorporation or its By-laws.

         3.2      Corporate Power.

         Each of the Company and the Subsidiary has all requisite corporate power to enter into this Agreement and each of the Financing Documents, as defined in Section 9 hereof, to which it is a party and will have, on the Closing Date, all requisite corporate power to sell the Shares and Warrants and to carry out and perform its obligations under the terms of this Agreement and each of the Financing Documents.

         3.3      Subsidiaries.

         Neither the Company nor the Subsidiary has any other subsidiaries and neither owns of record or beneficially any capital stock, membership interest or equity interest or investment in any corporation, limited liability company, partnership, association or other business entity, except as set forth in the Disclosure Schedules. The Company is the sole owner of all securities of the Subsidiary. There are no options, warrants, or other agreements pursuant to which any Person may acquire any of the Equity Securities, as defined in Section 9 hereof, of Subsidiary. The Subsidiary has not issued any Derivative Securities, as defined in Section 9 hereof.

          3.4     Capitalization.

         (a) The Disclosure Schedules contain a true and correct list of (i) all capital stock of the Company and Subsidiary (including the amounts thereof) outstanding immediately prior to the First Closing (including all Derivative Securities, which shall be reflected on a fully diluted basis) not giving effect to the sale and purchase of the Shares and Warrants provided for in this Agreement, (ii) the holders of any interest exceeding five percent (5%) of the amount of such issued and outstanding capital stock, (iii) the number of shares of capital stock held by the Company's management and directors and (iv) the number of shares of capital stock held by all other shareholders as a group. All such outstanding shares of capital stock will be duly authorized, validly issued, fully paid, and non-assessable. No adjustment has previously been made (or should have been made) nor will any adjustment be required to be made as a result of the Company's issuance of the Shares or Warrant Shares (or the issuance of Common Stock upon the conversion or exercise thereof) to the rate at which shares of Series A Preferred Stock or Series B Preferred Stock and any other capital stock or Derivative Securities of the Company are convertible into or exercisable for shares of Common Stock (by reason of any "anti-dilution" provisions or agreements or otherwise);

         (b) Except as set forth in the Disclosure Schedules, neither the Company nor the Subsidiary, is bound by, has any obligation to grant or enter into, any (i) outstanding subscriptions, options, warrants, calls, commitments, or agreements of any character calling for it to issue, deliver, or sell, or cause to be issued, delivered, or sold, any shares of its capital stock, any membership interests or any other equity security, or any securities described in the following clause, or (ii) securities convertible into, exchangeable for, or representing the right to subscribe for, purchase, or otherwise acquire any shares of its capital stock, any membership interests or any other equity security. No adjustment has previously been made (or should have been made) nor will any adjustment be required to be made as a result of the Company's issuance of the Shares or Warrant Shares (or the issuance of Common Stock upon the conversion or exercise thereof) to the number of shares of capital stock or Derivative Securities of the Company into which any subscriptions, options, warrants, calls, commitments or agreements are convertible (by reason of any "anti-dilution" provisions or agreements or otherwise);

         (c) Except as set forth in the Disclosure Schedules, neither the Company nor the Subsidiary (i) has outstanding obligations, contractual or otherwise, to repurchase, redeem, or otherwise acquire any shares of capital stock or other equity securities of the Company, (ii) is a party to or bound by, and has knowledge of, any agreement or instrument relating to the voting of any of its securities, and (iii) is a party to or bound by any agreement or instrument under which any person has the right to require it to effect, or to include any securities held by such person in, any registration under the Securities Act of 1933, as amended (the "Securities Act"). There are no other agreements, contracts, instruments or documents, except as set forth in the Disclosure Schedules, which govern or affect in any way the rights of the holders of securities, including any class of capital stock, of the Company or the Subsidiary. No First Public Offering (as defined in the Shareholders' and Rights Agreement dated as of February 11, 2000 and the Amended and Restated Shareholders' and Rights Agreement dated of even date herewith) has occurred;

         (d) The Company has  reserved,  solely for the purpose of issuance upon
(i) exercise of the Warrants for Series C Preferred Stock, a number of shares of Series C Preferred Stock necessary to cover the exercise of such Warrants, and
(ii) conversion of shares of Series C Preferred and exercise of the Warrants for Common Stock, a number of shares of Common Stock sufficient to cover the conversion of all such shares of Series C Preferred and the issuance of such Warrant Shares;

         (e) All of the outstanding shares of capital stock, membership interests, and other securities of the Company and the Subsidiary were offered, issued, and sold, and the Shares, Warrants and other Acquired Securities have been offered and at the Closing will be issued and sold, in compliance with (i) all applicable preemptive or similar rights of all persons (all of which have been waived), and (ii) assuming the truthfulness and accuracy of the representations made by the Purchasers in Section 4 hereof, all applicable provisions of the Securities Act and the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder. No person has any valid right to rescind any purchase of any shares of capital stock or other securities of the Company or the Subsidiary;

         (f) The Shares, Warrants and other Acquired Securities being issued and sold by the Company hereunder shall, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid and non-assessable and free and clear of any Lien, security interest, option or other charge or encumbrance. The Conversion Shares and Warrant Shares shall be duly authorized and validly issued, fully paid and non-assessable and free and clear of any Lien, security interest, option or other charge or encumbrance. The issuance of the Acquired Securities is not and will not be subject to any preemptive rights or similar rights with respect to any of such Acquired Securities;

          3.5     Authorization.

         (a) All action on the part of the Company, the Subsidiary and their respective directors and shareholders necessary for the authorization, execution, delivery and performance by the Company and the Subsidiary of this Agreement and each of the Financing Documents to which it is a party and for the consummation of the transactions contemplated herein and therein, and for the authorization, issuance and delivery of any and all of the Acquired Securities has been taken or will be taken prior to the Closing;

         This Agreement and each of the Financing Documents is a valid and binding obligation of the Company and Subsidiary, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally. The execution and delivery by the Company and the Subsidiary of this Agreement and each of the Financing Documents, and compliance herewith and therewith, and the issuance and sale of the Acquired Securities will not, with or without notice or the passage of time or both, result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under any provision of, any state or federal law to which the Company or Subsidiary is subject, the Certificate of Incorporation or By-laws of the Company or Subsidiary (in each case as amended), or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Company or Subsidiary is a party or by which it or any of its property is bound, or may be affected, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or Subsidiary pursuant to any such term or give any other person or entity the right to accelerate the time for performance of any obligation of the Company or Subsidiary. Except as set forth in the Shareholders' and Rights Agreement, as defined herein, no shareholder has any preemptive rights or rights of first refusal by reason of or in connection with the issuance of the Acquired Securities;

          (b) The execution, delivery and performance of this Agreement and each of the Financing Documents, and the consummation of the transactions contemplated hereby and thereby require no governmental or judicial approval to be obtained by the Company or Subsidiary, except for post-sale filings with the Securities and Exchange Commission (the "Commission") and, as required under state law, state securities commissions, which filings the Company and/or Subsidiary (as applicable) will effect in a prompt and timely fashion.

         3.6      Contracts; Insurance.

          The Disclosure Schedules set forth a true and correct list of all material contracts, obligations, commitments, agreements, plans and the like (which, in addition to the material contracts, obligations, commitments, agreements and plans mentioned in subsections (a) through (q) below, shall mean the performance by or payment to the Company of greater than $10,000 in any one
(1) year), whether written or oral, and all administrative, judicial and similar orders to which the Company and/or Subsidiary is a party or by which it or any of its properties is bound, including, without limitation, the following:

          (a) Any employment, bonus or consulting agreement, pension, profit sharing, deferred compensation, stock bonus, retirement, stock option, stock purchase, phantom stock or similar plan, or agreement evidencing rights to purchase securities, phantom stock or similar plan of the Company or Subsidiary or any agreement among shareholders of the Company or Subsidiary;

          (b) Any loan or other agreement, note, indenture or instrument relating to, or evidencing, indebtedness for borrowed money, or mortgaging, pledging or granting or creating a Lien or security interest or other encumbrance on any property of the Company or Subsidiary or any agreement or instrument evidencing any guaranty by the Company or Subsidiary of payment or performance by any other party;

          (c) Any material agreement with any dealer, sales representative, broker or other distributor, jobber, advertiser or sales agency;

          (d) Any agreement with any labor union or collective bargaining organization or any other labor agreement;

          (e) Any contract for the furnishing, purchase or lease of machinery, equipment, goods or services (including, without limitation, any agreement with processors and subcontractors) in an amount in excess of $10,000 per year;

          (f) Any indenture, agreement or other document (including private placement brochures) relating to the future sale or repurchase of securities;

          (g) Any agreement to register under the Securities Act, any of the securities of the Company or Subsidiary;

         (h) Any joint venture, partnership or teaming contract or arrangement or other agreement involving a sharing of profits or expenses;

         (i) Any agreement (other than distributorship agreements or similar agreements providing for the distribution of the Company's or Subsidiary's products with dealers, distributors and sales representatives of the Company or Subsidiary) limiting the freedom of the Company or Subsidiary to compete in any line of business or in any geographic area or with any party;

         (j) Any agreement providing for disposition of any line of business, assets or securities of the Company or Subsidiary, or any agreement with respect to the acquisition of any line of business, assets or shares of any other business, any agreement of merger or consolidation or letter of intent with respect to the foregoing;

         (k) Any agreement requiring it to purchase all or substantially all of its requirements for a particular product or service from a particular supplier or suppliers, or requiring it to supply all of a particular customer's or customers' requirements for a certain service or product;

         (l) Any material agreement or other commitment pursuant to which it has agreed to indemnify or hold harmless any other person;

         (m) Any (i) employment agreement, (ii) consulting agreement, or (iii) other agreement, in each case providing for severance payments or other additional rights or benefits (whether or not optional) in the event of the sale or other change in control of it;

         (n) Any agreement with any current or former  Affiliate,  as defined in
Section 9 hereof, stockholder, officer, director, employee, or consultant of the Company or Subsidiary, or with any person in which any such Affiliate has an interest;

         (o) Any agreement with any domestic or foreign government or agency or executive office thereof or any subcontract between it and any third party relating to a contract between such third party and any domestic or foreign government or agency or executive office thereof;

         (p) Any agreement with employees with respect to the confidentiality of the Company's or Subsidiary's Proprietary Information, as defined herein, and the assignment to the Company or Subsidiary of any and all rights such employees of the Company or Subsidiary might have to acquire with respect to technology, inventions, developments, etc., developed in connection with their employment with the Company or Subsidiary; and

         (q) Any agreement, the performance of which is reasonably likely to result in a loss to the Company or Subsidiary, which loss would be reasonably likely to have a Material Adverse Effect, as defined in Section 9 hereof.

Each of the Company and the Subsidiary has delivered or caused to be delivered to the Purchasers correct and complete copies of all material agreements requested by the Purchasers, including but not limited to the Company's
Certificate of Incorporation as amended (including but not limited to the Certificate of Designation for the Series A Preferred Stock as amended, the Certificate of Designation for the Series B Preferred Stock), the By-laws, as amended, the Series A Preferred Stock Purchase Agreement dated as of December 30, 1999, as supplemented, the Series B Preferred Stock Purchase Agreement dated as of February 10, 2000, the Shareholders' and Rights Agreement dated as of February 10, 2000. Each such agreement, instrument, and commitment is a valid, binding and enforceable obligation of the Company or the Subsidiary (as the case may be) and to the Company's and/or Subsidiary's knowledge, of the other party or parties thereto, and is in full force and effect. Each of the Company and the Subsidiary is not or, to the Company's and/or Subsidiary's (as the case may be) knowledge, is any other party thereto, (nor is the Company or the Subsidiary considered by any other party thereto to be) in breach of or noncompliance with any term of any such agreement, instrument, or commitment (nor is there any basis for any of the foregoing), except for any breaches or non-compliances that singly or in the aggregate would not have a Material Adverse Effect. No claim, change order, request for equitable adjustment, or request for contract price or schedule adjustment, between the Company or the Subsidiary and any supplier or customer, relating to any agreement, instrument, or commitment listed in the Disclosure Schedules is pending or, to the Company's or Subsidiary's (as appropriate) knowledge, threatened, nor is there any basis for any of the foregoing, except for any claims, change orders, requests for equitable adjustment or requests for contract price or schedule adjustment would not have a Material Adverse Effect. No agreement, instrument, or commitment listed in the Disclosure Schedules includes or incorporates any provision, the effect of which may be to enlarge or accelerate any of the obligations of the Company or the Subsidiary or to give additional rights to any other party thereto, or will terminate, lapse, or in any other way be affected, by reason of the transactions contemplated by this Agreement.

         3.7      Securities and Exchange Commission Documents.

         The Company has filed all required reports, schedules, forms, statements and other documents with the Commission (any of the foregoing are referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and the rules and regulations of the Commission promulgated thereunder applicable to such SEC Documents, and to the Company's and Subsidiary's knowledge, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC Document, to the Company's and Subsidiary's knowledge, none of the SEC Documents currently contains any untrue statement of a material fact at the time that it was made or omits to state any material fact required to be stated therein or necessary in order to make the statements therein as of the date thereof, in light of the circumstances under which they were made, not misleading. The financial statements of the Company and Subsidiary, included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Form 10-QSB of the Commission) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Company, Subsidiary and their consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). All of the SEC Documents have been provided to the Purchasers. As used in this Agreement, the term "Balance Sheet" shall mean the unaudited, draft consolidated balance sheet of the Company and Subsidiary as of September 30, 2000, provided to the Purchasers and "Financial Statements" shall mean the unaudited, draft consolidated financial statements of the Company and the Subsidiary as of and for the twelve (12) month period ended on September 30, 2000, a true and complete copy of which has been provided to the Purchasers.

         3.8      Absence of Undisclosed Liabilities.

         Neither the Company nor the Subsidiary has any liabilities (whether accrued, fixed, contingent or otherwise, including without limitation any tax liabilities due or to become due), whether due or to become due, which, either individually or in the aggregate, are material and not disclosed on the Balance Sheet.

         3.9      Absence of Certain Changes.

         Except as set forth on the Disclosure Schedules, since the date of the Balance Sheet, there has not been:

         (a) Any change in the condition, assets, liabilities, prospects or business of the Company or Subsidiary from that shown on the Balance Sheet which, either individually or in the aggregate, has been or is reasonably likely to have a Material Adverse Effect;

         (b) Any damage to, or destruction or loss of, any of the properties or assets of the Company or the Subsidiary (whether or not covered by insurance) that has a Material Adverse Effect;

         (c) Any declaration, setting aside or payment of any dividend or other distribution in respect of any of the Company's capital stock or other securities of the Company, or any direct or indirect redemption, purchase or other acquisition of any of such stock (or any warrant, option or other right with respect to such stock) by the Company or Subsidiary or any repayment of Company or Subsidiary debt held by any Related Party, as defined in Section 9 hereof, or by an Affiliate (in each such case, whether in cash, stock and/or property or otherwise);

         (d) Any organizational activity, collective bargaining activity, labor dispute or labor trouble;

         (e) Any event or condition of any character which, either individually or in the aggregate, has a Material Adverse Effect;

         (f) Any action taken or entered into by the Company involving any transaction other than in the usual and ordinary course of business, except this Agreement;

         (g) Any wage or salary increase made or granted, or entered into by the Company or the Subsidiary involving any employment agreement with an officer or key employee other than any agreement set forth in the Disclosure Schedules;

         (h) Any disclosure to any person of any material trade secrets, except for disclosures made to persons subject to valid and enforceable confidentiality agreements;

          (i) Any material disposition of assets outside the ordinary course of business;

         (j) Any issuance of any shares of the capital stock or other securities of the Company or Subsidiary, or any direct or indirect redemption, purchase, or other acquisition by the Company or Subsidiary of any shares of its capital stock or other securities;

         (k) Any change in the officers, directors, key employees, or key independent contractors of the Company or Subsidiary;

         (l) Any labor trouble or claim of unfair labor practices involving the Company or the Subsidiary, any increase in the compensation or other benefits payable or to become payable by the Company or Subsidiary to any of their respective Affiliates, or to any of their officers, employees, or independent contractors outside the ordinary course of business, or any bonus payments or arrangements made to or with any of such officers, employees, or independent contractors outside the ordinary course of business or which were not accrued and set forth in the Financial Statements or Balance Sheet;

         (m) Any forgiveness or cancellation of any debt or claim by the Company or the Subsidiary or any waiver by the Company or the Subsidiary of any right of material value, other than compromises of accounts receivable in the ordinary course of business;

         (n) Any incurrence or any payment, discharge, or satisfaction by the Company or the Subsidiary of any material Indebtedness, as defined in Section 9 hereof, or any material obligations or material liabilities, whether absolute, accrued, contingent, or otherwise (including without limitation liabilities, as guarantor or otherwise, with respect to obligations of others);

         (o) Any incurrence, discharge, or satisfaction of any Lien in excess of $10,000 (i) by the Company or Subsidiary, or (ii) on any of the capital stock, other securities, properties, or assets owned or leased by the Company or the Subsidiary;

         (p) Any change in the financial or tax accounting principles, practices, or methods of the Company or the Subsidiary; or

         (q) Any agreement, understanding, or commitment by or on behalf of the Company or the Subsidiary, whether in writing or otherwise, to do or permit any of the things referred to in this Section 3.9.

         3.10     Taxes.

         The Company and Subsidiary has each filed or will file within the time prescribed by law (including extensions of time approved by any appropriate taxing authority) all tax returns and reports required to be filed with the United States Internal Revenue Service and with the States of Delaware, Massachusetts, and New York and (except to the extent that the failure to file would not have a Material Adverse Effect) with all other jurisdictions where such filing is required by law; and the Company and Subsidiary has paid, or made adequate provision in the Balance Sheet for the payment of, all taxes, interest, penalties, assessments or deficiencies due in connection therewith. Neither the Company nor the Subsidiary has ever had any tax deficiency proposed or assessed against it and neither the Company nor the Subsidiary has executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's or Subsidiary's federal income tax returns nor any state income, sales or franchise tax returns has ever been audited by governmental authorities. No tax audit, action, suit, proceeding, investigation or claim is now pending nor, to the best of the Company's and Subsidiary's knowledge after reasonable inquiry, threatened against the Company or Subsidiary, and no issue or question has been raised (and is currently pending) by any taxing authority in connection with any of the Company's or Subsidiary's tax returns or reports.

         The Company and Subsidiary each has withheld or collected from each payment made to each of their employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

         3.11     Transactions With Affiliates

         Except as set forth on the Disclosure Schedules, there is no loan, lease or other continuing transaction of any nature between the Company or Subsidiary and any Related Party and/or Affiliate.

         3.12     Litigation.

         Except as set forth on the Disclosure Schedules, there is neither pending nor threatened any action, suit, proceeding or claim, whether or not purportedly on behalf of the Company or Subsidiary, to which the Company, Subsidiary, or any employee of the Company or Subsidiary, is or may be named as a party or to which the Company's, Subsidiary's or any such person's property is or may be subject. Except as set forth on the Disclosure Schedules, to the Company's and Subsidiary's knowledge, there is no basis for any such action, suit, proceeding or claim involving the Company or the Subsidiary, in which an unfavorable outcome, ruling or finding in any such matter or for all such matters, taken as a whole, might have a Material Adverse Effect. Except as set forth on the Disclosure Schedules, the Company and Subsidiary have no knowledge of any unasserted claim, the assertion of which is more likely than not.

         3.13     Consents.

         No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company or Subsidiary, including qualification under applicable state securities laws of the offer and sale of the Shares and of the issuance of the Conversion Shares, is required in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Shares, the conversion of the Shares into Common Stock or the issuance of the Conversion Shares, or the consummation of any other transaction contemplated on the Closing Date by this Agreement or any of the Financing Documents, except the filing of the Certificate with the Secretary of the State of Delaware, which filing has been made and is effective as of the date hereof. Each of the Company and the Subsidiary has complied with, and is in compliance with, (i) all laws, statutes, governmental regulations, judicial or administrative tribunal orders, judgments, writs, injunctions, decrees, and similar commands applicable to it and its business, and all unwaived terms and provisions of all agreements, instruments, and commitments to which it is a party or to which it or any of its assets or properties is subject, except for any non-compliances that, both individually and in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect, and (ii) its charter documents and By-laws, each as amended to date. Each of the Company and the Subsidiary has not committed, been charged with, or, to their knowledge, been under investigation with respect to, nor does there exist, any violation by either of them of any provision of any federal, state, or local law or administrative regulation, except for any violations that, either singly or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect. The Company and the Subsidiary have and maintain, and the Disclosure Schedules set forth a complete and correct list of, all such licenses, permits, and other authorizations from all such governmental authorities as are legally required for the conduct of their business or in connection with the ownership or use of their properties, except for any such licenses, permits, and other authorizations, the failure to obtain or maintain which in effect, both singly or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect, and all of which (except as specifically described in the Disclosure Schedules) are in full force and effect in all material respects, and true and complete copies of all of which have been delivered to the Purchasers.

         3.14     Title to Properties, Liens and Encumbrances.

         Each of the Company and the Subsidiary has (i) good and marketable title to all of the assets and properties owned by it, including without limitation all assets and properties reflected in the Balance Sheet (in each case excluding any assets and properties sold or otherwise disposed of to persons other than Affiliates in the ordinary course of business since the date of such Balance Sheet), free and clear of all Liens, (ii) valid title to the lessee interest in all assets and properties leased by them as lessee, free and clear of all Liens, and (iii) full right to hold and use all of its assets and properties used in or necessary to its businesses and operations, in each case all free and clear of all Liens, and in each case subject to applicable laws and the terms of any lease under which the Company or the Subsidiary leases such assets or properties as lessee. All such assets and properties are in good condition and repair, reasonable wear and tear excepted, and are adequate and sufficient to carry on the businesses of the Company and the Subsidiary (as applicable) as presently conducted and as proposed to be conducted.

         3.15     Leases.

         Set forth on the Disclosure Schedules is a correct and complete list of all leases (including, with respect to each lease, the material provisions of such lease, including the term, the amount of rent called for and a description of the leased property) under which the Company or Subsidiary is a lessee, other than personal property requiring rental payments of less than $10,000 per year. The Company and Subsidiary each enjoys peaceful and undisturbed possession under all such leases, all of such leases are valid and subsisting and none of them is in default in any material respect, and to the knowledge of the Company and Subsidiary, no event has occurred and no condition exists which, with notice or the passage of time or both, would constitute such a default.

         3.16     Franchises, Licenses, Trademarks, Patents and Other Rights.

         (a) The Disclosure Schedules list all patents, patent applications, trademarks, trade names, service marks, logos, copyrights, and licenses (other than licenses from governmental authorities which are covered in Section 3.13) used in or necessary to the Company's and/or Subsidiary's business as now being conducted or as proposed to be conducted (collectively, and together with any technology, know-how, trade secrets, processes, formulas, and techniques used in or necessary to the Company's and/or Subsidiary's business, "Proprietary Information"). Except as set forth in the Disclosure Schedules, the Company and/or Subsidiary own, or are licensed or otherwise have the full and unrestricted exclusive right to use, without the payment of royalties or other further consideration, all Proprietary Information, and no other intellectual property rights, privileges, licenses, contracts, or other agreements, instruments, or evidences of interests are necessary to or used in the conduct of their businesses;

         (b) In any instance where the Company's and/or Subsidiary's rights to Proprietary Information arise under a license or similar agreement (other than for software programs that have not been customized for its use), this is indicated in the Disclosure Schedules and such rights are, to the best knowledge of the Company and/or Subsidiary, licensed exclusively to it except as indicated in the Disclosure Schedules. No other person has an interest in or right or license to use any of the Proprietary Information. Except as set forth in the Disclosure Schedules, to the Company's and Subsidiary's best knowledge, none of the Proprietary Information is being infringed by others, or is subject to any outstanding order, decree, judgment, or stipulation. Except as set forth in the Disclosure Schedules, no litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) relating to the Proprietary Information is pending or, to the Company's and Subsidiary's best knowledge, threatened, nor, to the Company's and Subsidiary's knowledge, is there any basis for any such litigation or proceeding. The Company and Subsidiary use reasonable efforts to maintain adequate and sufficient security measures for the preservation of the secrecy and proprietary nature of the Proprietary Information;

         (c) (i) Neither the Company and/or Subsidiary nor to the knowledge of the Company and/or Subsidiary any of their employees has infringed or made unlawful use of, or is, to the Company's and/or Subsidiary's knowledge, infringing or making unlawful use of, any proprietary or confidential information of any Person, including without limitation any former employer of any past or present employee or consultant of the Company and/or Subsidiary; and
(ii) to the Company's and/or Subsidiary's knowledge, the activities of the Company's and/or Subsidiary's employees in connection with their employment do not violate any agreements or arrangements that any such employees or consultants have with any former employer or any other Person. Except as set forth in the Disclosure Schedules, no litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) charging the Company and/or Subsidiary with infringement or unlawful use of any patent, trademark, copyright, or other proprietary right is pending or, to the Company's and/or Subsidiary's knowledge, threatened, nor is there any basis for any such litigation or proceeding;

         (d) To the knowledge of the Company and Subsidiary, no officer, director, employee, or consultant of the Company and/or Subsidiary is presently obligated under or bound by any agreement or instrument, or any judgment, decree, or order of any court of administrative agency, that (i) conflicts or may conflict with his or her agreements and obligations to use his or her best efforts to promote the interests of the Company and/or Subsidiary, (ii) conflicts or may conflict with the business or operations of the Company and/or Subsidiary as presently conducted or as proposed to be conducted, or (iii) restricts or may restrict the use or disclosure of any information that may be useful to the Company and/or Subsidiary;

         3.17     Issuance Taxes.

         All taxes imposed by any state in connection with the issuance, sale and delivery of the Acquired Securities shall have been fully paid, and all laws imposing such taxes shall have been fully complied with, prior to the Closing Date.

         3.18     Offering.

         Except as set forth on the Disclosure Schedules and in the Company's SEC Documents, within the past six (6) months, the Company has not, either directly or through any agent, offered any of the Shares, Warrants or other Derivative Securities, or any preferred security or securities similar to the Shares for sale to, or solicited any offers to buy the Shares, Warrants or other Derivative Securities or any part thereof or any such similar preferred security or securities from, or otherwise approached or negotiated in respect thereof with, any party or parties other than the Purchasers or institutional or other sophisticated investors, each of which was offered all or a portion of the Shares at private sale for investment.

         Subject in part to the truth and accuracy of the Purchasers' representations set forth in this Agreement, the offer, sale and issuance of the Acquired Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and all state securities laws, and neither the Company nor anyone acting on its behalf will take any action hereafter that would cause the loss of such exemption.

         3.19     Employees.

         (a) Each of the Company's and Subsidiary's present or former employees who has had access to Proprietary Information of the Company or Subsidiary has executed the Company's or Subsidiary's standard form of proprietary information agreement ("Proprietary Information Agreement"). The Disclosure Schedules set forth a complete list of the name and position of each person who has executed a Proprietary Information Agreement. To the Company's and Subsidiary's knowledge, no employee or former employee of the Company or Subsidiary is or is expected to be in violation of the terms of the aforesaid Proprietary Information Agreement or of any other obligation relating to the use of confidential or Proprietary Information of the Company or Subsidiary. Each of such Proprietary Information Agreements remains in full force and effect;

         (b) The Disclosure Schedules set forth the current compensation of each officer or director of the Company and Subsidiary, and of each employee being paid (or to whom the Company or Subsidiary has agreed to pay) annual salary at a rate of $120,000 per year or more;

         (c) To the knowledge of the Company and Subsidiary, except as set forth on the Disclosure Schedules, no officer or key employee of the Company or Subsidiary has any present intent of terminating such officer's or key employee's employment with the Company or Subsidiary;

         (d) Each of the Company and Subsidiary complies in all material respects with all laws regarding employment, wages, hours, equal opportunity, collective bargaining and payment of Social Security and other taxes. The Company and Subsidiary each is in compliance in all material respects with all applicable foreign, federal, state and local laws and regulations regarding occupational safety and health standards and has received no complaints from any foreign, federal, state or local agency or regulatory body alleging violations of any such laws and regulations;

         (e) Except as set forth on the Disclosure Schedules hereto, the employment of all persons and officers employed by the Company and Subsidiary is terminable at will without any penalty or severance obligation of any kind on the part of the Company or Subsidiary. All sums due for employee compensation and benefits and all vacation time owing to any employees of the Company and Subsidiary have been duly and adequately accrued on the accounting records of the Company and Subsidiary. All employees of the Company and Subsidiary are either United States citizens or resident aliens specifically authorized to engage in employment in the United States in accordance with all applicable laws;

         (f) Neither the Company nor Subsidiary has experienced, nor does it know or have reasonable grounds to know of any basis for, any strike, labor troubles or strife, work stoppages, slow downs, or other interference with or impairment of its business. Neither the Company nor Subsidiary has experienced, nor does it know of, any union or collective bargaining organization efforts or negotiations, or requests for negotiations, for any representation or any labor contract relating to any employees of the Company or Subsidiary.

         3.20     Business of the Company and Subsidiary.

         Except as set forth on the Disclosure Schedules, the Company and the Subsidiary have no knowledge or belief (i) that there is pending or threatened any claim or litigation against or affecting the Company or Subsidiary contesting its right to manufacture, sell or use any product or service presently manufactured, sold or used or planned to be manufactured, sold or used by the Company or Subsidiary, or (ii) that there exists, or there is pending or planned, any statute, rule, law, regulation, standard or code which would have a Material Adverse Effect. The Company and Subsidiary currently intend to engage in the business of the general type described in the Plan.

         3.21     Use of Proceeds.

         The Company and Subsidiary will use the proceeds of the offering for working capital purposes. The Company and Subsidiary will not use the proceeds of the offering for other business purposes. None of the transactions contemplated in this Agreement (including, without limitation, the use of the proceeds from the sale of the Shares) will violate or result in a violation of
Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter 11. Neither the Company nor the Subsidiary owns or intends to carry or purchase any "margin security" within the meaning of said Regulation G, including margin securities originally issued by the Company or the Subsidiary. None of the proceeds from the sale of the Shares will be used to purchase or carry (or refinance any borrowing the proceeds of which were used to purchase or carry) any "security" within the meaning of the Securities Act.

         3.22     Applicability of, and Compliance with, Other Laws.

           (a) Neither the Company nor Subsidiary has or makes contributions to any pension plans, defined benefit plans or defined contribution plans ("Employee Plan") for its employees which are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), except as set forth on the Disclosure Schedules. With respect to such Employee Plans, if any, listed on the Disclosure Schedules, each of the Company and the Subsidiary is in compliance with the applicable provisions of ERISA. Neither the Company nor the Subsidiary has incurred any unremedied accumulated funding deficiency within the meaning of ERISA, or any unsatisfied liability to the Pension Benefit Guaranty Corporation established under ERISA in connection with any Employee Plan established or maintained by the Company or the Subsidiary under the jurisdiction of ERISA. No "Reportable Event" or "Prohibited Transaction" (as defined in Section 4043 of ERISA) has occurred with respect to any Employee Plan administered by the Company or Subsidiary;

          (b) The Company's and Subsidiary's employment practices and policies comply in all material respects with (i) all applicable laws of the United States and each applicable jurisdiction relating to equal employment opportunity, and any rules, regulations, administrative orders and Executive Orders relating thereto; and (ii) the applicable terms, relating to equal opportunity, of any contract, agreement or grant the Company and Subsidiary has with, from or relating (by way of subcontract or otherwise) to any other contract, agreement or grant of, any federal or state governmental unit. Neither the Company nor the Subsidiary has been the subject of any charge of unfair labor practices, employment discrimination made against it by the National Labor Relations Board, the United States Equal Employment Opportunity Commission or any other governmental unit, (collectively "Governmental Agency") or is presently subject to any formal or informal proceedings before, or investigations by a Governmental Agency. To the Company's and Subsidiary's knowledge, neither the Company, nor Subsidiary, nor any employees of the Company or Subsidiary, nor any Related Parties are presently under investigation by any Governmental Agency for purposes of security clearance or otherwise;

          (c) To the Company's and Subsidiary's knowledge, none of the real properties presently owned, leased, or operated by the Company or the
Subsidiary, nor any leasehold improvements thereto, nor any business conducted by the Company or the Subsidiary thereon, are in violation of any applicable land use or zoning requirements, including without limitation any building line or use or occupancy restriction, any public utility or other easement, any limitation, condition, or covenant of record, or any zoning or building law, code, or ordinance;

          (d) Neither the Company, Subsidiary, nor any property owned or occupied by the Company or Subsidiary is in material violation of any federal or state Environmental Law of any sort or in violation of any federal or state so-called "OSHA" law. The Disclosure Schedules contain a list of all environmental permits held by the Company and Subsidiary. Without limiting the foregoing:

                  (i) Environmental Permits. The Company and Subsidiary each has
obtained  all   environmental,   health  and  safety  permits  and  governmental
authorizations (collectively, the "Environmental Permits") necessary for the construction of their facilities or the conduct of their operations, and all such Environmental Permits are in good standing and the Company and Subsidiary each is in compliance with all terms and conditions of the Environmental Permits. No notice to, approval of or authorization or consent from any governmental or regulatory authority is necessary for the transfer of or modification to any Environmental Permit and the consummation of the transactions contemplated by this Agreement will not violate, alter, impair or invalidate, in any respect, any Environmental Permit;

                  (ii) Environmental Claims. There are no Environmental Claims, as defined in Section 9 hereof, pending, threatened or likely to be threatened
(a) against the Company or Subsidiary, (b) to the Company's or Subsidiary's knowledge, against any person or entity whose liability for any Environmental Claim the Company or Subsidiary has or may have retained or assumed either contractually or by operation of law, or (c) against any real or personal property or operations which are now or have been previously owned, leased, operated or managed, in whole or in part, by the Company or Subsidiary; provided, however that to the extent the Environmental Claim is based on the liability of another person or entity that the Company or Subsidiary has or may have retained or assumed either contractually or by operation of law such representation and warranty under this clause (c) is limited to the knowledge of the Company and Subsidiary;

                  (iii) Releases. There have been no Releases of any Hazardous Materials, as defined in Section 9 hereof, that would be likely to form the basis of any Environmental Claim against the Company, Subsidiary or to the Company's and Subsidiary's knowledge, against any person or entity whose liability for any Environmental Claim the Company or Subsidiary has or may have retained or assumed either contractually or by operation of law;

                  (iv) Environmental Assessments. There are no environmental reports, audits, investigations or assessments of the Company, Subsidiary, or any real or personal property or operations which are now or have been previously owned, leased, operated or managed, in whole or in part, by the Company or Subsidiary;

                  (v) Environmental Disclosure. To the knowledge of the Company and Subsidiary upon diligent review, the Company and Subsidiary have disclosed to the Purchasers all relevant facts with respect to potential or actual environmental liabilities of the Company and Subsidiary.

         3.23     Indebtedness.

         The Disclosure Schedules contain a true and complete list, including the names of the parties thereto and summary description of the terms thereof, of all Indebtedness, including without limitation debt instruments, loan agreements, indentures, guaranties or other obligations, whether written or oral, other than (i) obligations which may be terminated without payment or penalty by the Company or Subsidiary upon not more than thirty (30) days notice, and (ii) obligations for less than $10,000. All of the aforesaid items were entered into in the ordinary course of business, are valid and binding, in full force and effect and are enforceable in accordance with their respective terms and there exists no breach or default, or any event which with notice or lapse of time or both, would constitute a breach or default by any party thereto. All of the Company's and Subsidiary's Indebtedness which is required to be disclosed under generally accepted accounting principles is disclosed on the Balance Sheet.

         3.24     Insurance Coverage.

         Neither the Company nor Subsidiary has been refused any insurance coverage sought or applied for, and the Company and Subsidiary have no reason to believe that they will be unable to obtain one or more policies of insurance issued by insurers of recognized responsibility, insuring the Company, Subsidiary and their properties and business against such losses and risks, and in such amounts, as are customary in the case of corporations of established reputation engaged in the same or similar business and similarly situated. The Disclosure Schedules set forth each insurance policy (specifying the insurer, the amount of coverage, the type of insurance, the policy number, and the expiration date), maintained by the Company and Subsidiary relating to their properties, assets, business or personnel. Neither the Company nor Subsidiary is in material default with respect to any provision contained in any insurance policy, and neither the Company nor Subsidiary has failed to give any notice or present any presently existing claims under any insurance policy in due and timely fashion.

         3.25     Illegal or Unauthorized Payments; Political Contributions.

         To the Company's and Subsidiary's knowledge, neither the Company, Subsidiary nor any of their officers, directors, employees, agents or other representatives of the Company, Subsidiary or any other business entity or enterprise with which the Company or Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law (i) as a kickback or bribe to any person, (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or Subsidiary, or
(iii) in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules or regulations thereunder.

         3.26     Disclosure.

         Neither this Agreement, the Disclosure Schedules nor other written statement furnished to the Purchasers or their counsel in connection with the offer and sale of the Shares, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading in the light of the circumstances under which they were made. The forecasts, projections, estimates and other forward-looking matters furnished to the Purchasers were prepared on the basis of the Company's and Subsidiary's best estimates. The Company and Subsidiary do not have any reason to believe that any assumptions or statements of opinion contained in such forecasts, projections, estimates or other forward-looking matters are unreasonable or false.

         3.27     Potential Conflicts of Interest.

         Except as set forth on the Disclosure Schedules, neither the Company, nor the Subsidiary nor, to the best knowledge of the Company and the Subsidiary, any of either of their officers, directors or employees, (i) own, directly or indirectly, any interest (excepting passive holdings for investment purposes of not more than one percent (1%) of the securities of any publicly held company) in, or is an officer, director, employee, or consultant of, any person that is a competitor, lessor, lessee, customer, or supplier of the Company or the Subsidiary; or (ii) has any cause of action or other claim whatsoever against the Company or the Subsidiary, or owes any amount to the Company or the Subsidiary, except for claims in the ordinary course of business, such as for accrued vacation pay, accrued benefits under employee benefit plans, and similar matters and agreements or under any employment agreements.

         3.28     Real Property Holding Corporation.

         Neither the Company nor the Subsidiary is a "United States real property holding corporation" within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulation
Section 1.897-2.

SECTION 4

Representations and Warranties of Purchasers

         Each of the Purchasers (severally and not jointly) represents and warrants to the Company as of each closing date (including the date of the First Closing) on which such Purchasers purchase Shares of the Company, as to itself only, as follows:

         4.1      Organization; Good Standing; Power and Authority; Binding
Obligation.

         Such Purchaser has full power and authority to enter into this Agreement, and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and all action on its part necessary for the authorization, execution and delivery of this Agreement and the Financing Documents, the performance of all of its obligations hereunder, including, without limitation, the payment of the purchase price for the Shares and Warrants contemplated by this Agreement, has been taken, and it has all the requisite power and authority to enter into this Agreement and each of the Financing Documents to which it is a party. This Agreement and each of the Financing Documents to which it is a party has been duly executed and delivered by such Purchasers and constitutes a valid and legally binding obligation enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally, subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and subject to the effect of applicable securities laws as to rights of indemnification.

         4.2      Purchase Entirety for Own Account; Etc.

         Such Purchaser is acquiring the Shares and Warrants solely for investment purposes for his, her or its own account, not as a nominee or agent and not with the view to, or for resale in connection with, any distribution thereof. Such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Acquired Securities. Such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to any person with respect to the Acquired Securities. Such Purchaser understands that the Acquired Securities have not been registered under the Securities Act by reason of an exemption from the registration provisions of the Securities Act, and that the Company's and Subsidiary's reliance on such exemption is predicated in part upon its representations and warranties set forth in this Section 4.

         4.3      Disclosure.

         Such Purchaser has received or reviewed all the information which each has requested for the purposes of determining the merits of the purchase of the Acquired Securities and the execution of this Agreement and the Financing Documents. Such Purchaser also has received and reviewed a copy of the Financial Statements and Balance Sheet. Such Purchaser has had an opportunity to ask questions and receive answers from the Company and Subsidiary regarding such entities, their business, operations and financial condition and the terms and conditions of the purchase of the Shares, this Agreement and each of the Financing Documents to which he, she or it is a party, and answers have been provided to its full satisfaction. Such Purchaser has fully reviewed all corporate and governance documents of the Company and Subsidiary provided, understands all relevant terms and has asked all questions and received answers thereto to his, her or its full satisfaction. If deemed necessary, such Purchaser has consulted with a professional advisor who has provided him, her or it with advice concerning these terms. HE, SHE OR IT ACKNOWLEDGES AND AGREES THAT THE PURCHASE OF THE SHARES AND WARRANTS INVOLVES A HIGH DEGREE OF RISK, AND MAY RESULT IN A LOSS OF THE ENTIRE AMOUNT INVESTED, AND THERE IS NO ASSURANCE THAT THE REGISTRATION STATEMENT CONTEMPLATED IN SECTION 7.17 HEREOF WILL BE DECLARED EFFECTIVE; PROVIDED THAT THE COMPANY ACKNOWLEDGES ITS OBLIGATION TO USE ITS REASONABLE BEST EFFORTS TO CAUSE SUCH REGISTRATION STATEMENT TO BECOME EFFECTIVE AS PROVIDED IN SECTION 7.17 HEREOF.

         4.4      Accredited Investor.

         Such Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act. The information provided by such Purchaser on the Statement of Accredited Investor, attached hereto as Exhibit D (the "Statement of Accredited Investor"), is true and correct in all respects. Such Purchaser is capable of bearing the economic risk of an investment in the purchase of the Acquired Securities, including the possible loss of its entire investment. Such Purchaser has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of an investment in the Acquired Securities offered hereby. Such Purchaser has not been organized solely for the purpose of acquiring the Acquired Securities. Such Purchaser has not construed the contents of this Agreement, any Financing Document or any additional agreement with respect to the proposed purchase of the Shares and Warrants or any prior or subsequent communications from the Company or Subsidiary, or any of their officers, employees or representatives, as investment, tax or legal advice or as information necessarily applicable to his, hers or its particular financial situation. Such Purchaser has consulted his, her or its own financial advisor, tax advisor, legal counsel and accountant, as necessary or desirable, as to matters concerning the purchase of the Shares and Warrants.

         4.5      Restricted Securities.

         Such Purchaser understands that the Acquired Securities are "restricted securities" as defined in the Securities Act, and that under federal and state securities laws the Acquired Securities may be resold without registration under the Securities Act only in certain limited circumstances. Such Purchaser is familiar with Rule 144 promulgated by the Commission under the Securities Act, and understands the resale limitations imposed thereunder and by the Securities Act generally. Such Purchaser also acknowledges that the Acquired Securities are subject to significant restrictions on transfer, pledge or hypothecation. Such Purchaser agrees that in no event will he, she or it make a transfer or disposition of the Acquired Securities other than in compliance with all applicable securities laws.

         4.6      Legends.

         It is understood by such Purchaser that certificates or other evidence of the Shares, Warrant Shares and the Conversion Shares may bear the following legend, as well as any legend required by the laws of any relevant state:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS."

         4.7      Termination of Restrictions.

         The restrictions imposed by this Section 4 upon the transferability of any Acquired Securities will terminate as to any particular Shares when such Shares have been sold pursuant to an effective Registration Statement, as defined herein, under the Securities Act, or pursuant to Rule 144 under the Securities Act or any other exemption from the registration requirements of the Securities Act pursuant to which the transferee receives securities that are not "restricted securities" within the meaning of that term as defined in Rule 144(a)(3). Whenever any of such restrictions terminates as to any Shares, the holder thereof will be entitled to receive from the Company, upon its request and at the Company's expense, new certificates representing such Shares, without restrictive legends.

SECTION 5

Conditions to Closing of Purchasers

         The obligation of the Purchasers to purchase the Shares to be purchased by them at the Closing is subject to the fulfillment to their satisfaction on or prior to the Closing Date of each of the following conditions:

         5.1      Representations and Warranties Correct.

         The representations and warranties made by the Company and Subsidiary in Section 3 hereof, as qualified by the Disclosure Schedules, shall be true and correct in all respects when made, and shall be true and correct in all respects on the First Closing Date and any subsequent closing pursuant to Section 2.3.

         5.2      Performance.

         All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company and/or Subsidiary on or prior to the Closing Date shall have been so performed or complied with in all material respects.

         5.3      Compliance Certificate.

         The Company and Subsidiary shall have executed and delivered to the Purchasers a certificate of the President or Executive Vice President of the Company and Subsidiary, dated the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement and such other matters as the Purchasers may reasonably request.

         5.4      Opinion of Company's Counsel.

         The Purchasers shall have received an opinion of Hutchins, Wheeler & Dittmar, A Professional Corporation, counsel to the Company and Subsidiary, addressed to the Purchasers and dated the Closing Date, in substantially the form set forth in Exhibit B, attached hereto (the "Opinion of Counsel"), and in form and substance reasonably satisfactory to the Purchasers.

         5.5      Good Standing Certificates.

         The Company shall have delivered to the Purchasers certificates dated not more than five (5) days before the Closing Date from the Secretary of State of the State of the Company's and Subsidiary's state of incorporation with respect to the Company's and Subsidiary's due incorporation, good standing, legal corporate existence, due authorization to conduct business and the payment of all franchise taxes, and, certificates from the Secretary of State in each jurisdiction in which the Company or Subsidiary is required to be qualified to do business with respect to the Company's or Subsidiary's good standing and due authorization to conduct business therein and payment of all qualification fees.

         5.6      Qualifications.

         All authorizations, approvals, or permits of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Acquired Securities pursuant to this Agreement, the conversion of the Shares into Common Stock and the issuance of Common Stock upon such conversion and upon the exercise of the Warrants and issuance of Warrant Shares upon such exercise shall have been duly obtained and shall be effective on and as of the Closing Date, including, if necessary, permits from applicable state securities authorities, qualifying the offer and sale of the Acquired Securities.

         5.7      Amendment of Certificate and Filing of Certificate.

         The Certificate shall have been duly filed with the Secretary of the State of Delaware, evidence of which filing the Company shall have provided to the Purchasers.

         5.8      Proceedings and Documents.

         All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Purchasers and counsel for the Purchasers.

         5.9      By-Laws.

         The By-laws of the Company shall provide that the holders of Series C Preferred which represent fifteen percent (15%) or more of outstanding voting shares of the Company can call special meetings of stockholders.

         5.10     Shareholders' and Rights Agreement.

         The Company, the holders of the Series A Preferred Stock, the holders of the Series B Preferred Stock, and the Purchasers shall have executed and delivered an Amended and Restated Shareholders' and Rights Agreement (the "Shareholders' and Rights Agreement") to the effect and in substantially the form set forth in Exhibit C attached hereto.

         5.11     Certification by Corporate Secretary.

         With respect to the Company and Subsidiary, a certificate of their respective secretaries, dated the Closing Date, certifying (i) the absence of any amendments to its charter documents (or proceedings therefor) since the date of the certificate referred to in Section 5.5, above, (ii) an attached copy of the By-laws, (iii) an attached copy of the resolutions of their respective Boards, with respect to the transactions hereby contemplated or otherwise to be effected at the Closing, (iv) the incumbency of their respective officers and directors, and (v) as to the membership of their respective Boards, each of which shall be constituted as provided in Section 2 of the Shareholders' and Rights Agreement.

         5.12     Warrants.

         The Company shall have executed and delivered to each of the Purchasers three (3) Warrants (each for the purchase of that number of shares of Common Stock or Series C Preferred specified in the Schedule of Purchasers) substantially in the form of Exhibit E, Exhibit F and Exhibit G, attached hereto, each of which shall be in form and substance satisfactory to the Purchasers (collectively, the "Warrants" and each, a "Warrant").

         5.13     Legal Investment.

         The acquisition of any Acquired Securities hereunder shall be legally permitted at Closing by all laws and regulations to which the Purchasers and the Company and Subsidiary are subject.

         5.14     Side Letter.

         The Company shall have executed and delivered to each of RAM Trading, Ltd., RC Capital, L.L.C. and Ritchie Capital Management L.L.C. that certain side letter in form and substance satisfactory to the foregoing Purchasers.

SECTION 6

Conditions to Closing of Company

         The Company's obligation to sell the Shares to be purchased at the Closing is subject to the fulfillment to its satisfaction on or prior to the Closing Date of each of the following conditions:

         6.1      Representations and Warranties Correct.

         The  representations  and warranties made by the Purchasers pursuant to
Section 4 hereof shall be true and correct when made and shall be true and correct in all respects on the Closing Date and with respect thereto, after giving effect to the purchase of the Shares at the Closing.

         6.2      Performance.

         All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Purchasers on or prior to the Closing Date shall have been so performed or complied with in all material respects.

         6.3      Qualifications.

         All authorizations, approvals, or permits of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Acquired Securities pursuant to this Agreement, the conversion of the Shares into Common Stock and the issuance of such Common Stock upon such conversion, and the exercise of the Warrants and issuance of Warrant Shares upon such exercise shall have been duly obtained and shall be effective on and as of the Closing Date, including, if necessary, permits from applicable state
securities   authorities,   qualifying  the  offer  and  sale  of  the  Acquired
Securities.

         6.4      Proceedings and Documents.

         All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and Subsidiary and their counsel.

         6.5      Statement of Accredited Investor.

         The Purchasers shall have executed and delivered to the Company and Subsidiary a Statement of Accredited Investor to the effect and in substantially the form set forth in Exhibit D attached hereto.

         6.6      Legal Investment.

         The sale and issuance of the Acquired Securities hereunder shall be legally permitted at Closing by all laws and regulations to which the Purchasers and the Company and Subsidiary are subject.

         6.7      Shareholders' and Rights Agreement.

         The Company, the holders of the Series A Preferred Stock, the holders of the Series B Preferred Stock, and the Purchasers shall have executed and delivered the Shareholders' and Rights Agreement in substantially the form of Exhibit C attached hereto.

SECTION 7 - Affirmative Covenants

         The Company and Subsidiary hereby jointly and severally covenant and agree, for the benefit of any Purchaser who owns 2,356 (which number shall be subject to adjustment for any stock dividends, stock split, combination or division of shares, recapitalization, reclassification, merger, consolidation, reorganization, or the like affecting the shares of Series C Preferred) or more shares of the Series C Preferred which remain outstanding and which have not been converted to Common Stock (the "Ownership Threshold"):

         7.1      Basic Financial Information.

         The Company and Subsidiary will furnish to each such Purchaser the following reports:

         (a) Within seven (7) days following the filing with the Commission, copies of its reports filed on Form 10-K, Form 10-Q, Form 8-K or any successor form or forms, its Form of Proxy and any other reports and financial statements sent or made available to stockholders or directors or filed with the Commission.

         (b) Each set of financial statements delivered to a Purchaser pursuant to Section 7.1 will be accompanied by a certificate of the Chief Financial Officer of the Company setting forth:

         (i) Covenant Compliance - any information required in order to establish whether the Company, Subsidiary and their other subsidiaries were in compliance with the requirements of this Section 7 during the period covered by the income statement then being furnished, and

         (ii) Event of Default - that the signer has reviewed the relevant terms of this Agreement, the Certificate and the other Financing Documents and has made, or caused to be made, under their supervision, a review of the transactions and conditions of the Company, Subsidiary and their other subsidiaries, if any, from the beginning of the accounting period covered by the income statements being delivered therewith to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event which constitutes a breach or default under this Agreement, the Certificate or any of the other Financing Documents or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company and Subsidiary have taken or propose to take with respect thereto.

         (iii) Notice of Material Litigation and Other Material Events - any information regarding any litigation or other event that might have a Material Adverse Effect.

         7.2      Additional Information and Rights.

          The Company and Subsidiary will, for any such Purchaser:

         (a) Permit such Purchaser (or its designated representative) to visit and inspect any of the properties of the Company, Subsidiary and their other subsidiaries including its books of account, and to discuss its affairs, finances and accounts with the Company's, Subsidiary's and their other subsidiaries' officers and its independent public accountants, all during ordinary business hours upon reasonable prior written notice to the Company and as often as any such party may reasonably request. Any such visitation or inspection shall be performed in a reasonable manner with a minimum of disruption to the Company's and Subsidiary's business and with due regard to the proprietary and confidential nature of any information received by it.

          (b)    Deliver the reports and data described below to such Purchaser:

         (i) As soon as available (but in any event before the commencement of its fiscal year except in the case of the Annual Plan for fiscal year 2001 which shall be delivered no later than at Closing) the Company's consolidated capital and operating expense budgets and its operating plan (the "Annual Plan") approved by the Board indicating, among other things, monthly income statements, balance sheets and cash flow statements for the next fiscal year, all itemized in reasonable detail, together with the underlying assumptions therefor, plans for incurring indebtedness and projections regarding other sources of funds; any material changes in such financial plan shall be submitted as promptly as practicable after such changes have been approved by the Board;

         (ii) As soon as available, information and data on any material adverse changes in or any event or condition which has or could have a Material Adverse Effect;

         (iii) Immediately upon becoming aware of any condition or event which constitutes a breach of this Agreement, the Financing Documents or any agreement contemplated hereby or thereby, written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

         (iv) With reasonable promptness, copies of audit response letters, accountants' management letters and any other written reports submitted to the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company, Subsidiary or any of their other subsidiaries;

         (v) Such other information and data with respect to the Company, Subsidiary and their other subsidiaries as any such party may from time to time reasonably request;

         (vi) Promptly after the commencement thereof, notice of all actions, suits, claims, proceedings, investigations and inquiries of the type described in Section 3.12 that could have a Material Adverse Effect;

         (vii) Promptly upon sending, making available or filing the same, all press releases, reports and financial statements that the Company Subsidiary or any of their other subsidiaries, sends or makes available to its stockholders or directors or files with the Commission;

         (viii) At the time of delivery to the Company's Board, reports, minutes, consents, waivers or such other information substantially similar to such reports, minutes, consents, waivers or other information delivered to the members of the Company's Board (such obligation being satisfied by delivery to such Purchasers' Board representative, if such Purchaser has a Board representative, for signature or consent) provided that each Purchaser understands that it could be subject to fines, penalties and other liabilities under applicable securities laws in the event of trading in the Company's securities while in the possession of any material, non-public information concerning the Company and agrees to abide by these legal prohibitions on tipping and trading and each Purchaser agrees to maintain the confidentiality of such information in accordance with its applicable nondisclosure agreement with the Company;

         (ix) Promptly, from time to time, such other information regarding the business, prospects, financial condition, operations, property or affairs of the Company, Subsidiary and their other subsidiaries as such Purchaser reasonably may request; and

         (x) As soon as available and in any event within thirty (30) days after the end of each fiscal quarter, commencing with the quarter ending December 31, 2000, the Company will deliver to each Purchaser, unaudited balance sheets and statements of income and cash flows of the Company and the Subsidiary as of the end of each such quarter, as well as summary information as to backlog and bookings as of such quarter-end, certified by the treasurer or chief financial officer (or other officer acting in a similar capacity) of the Company to be true and correct and to have been prepared in accordance with GAAP, as defined in Section 9 hereof, consistently applied (except for changes in the application of such principles that have been approved by the Company's Board), subject to the absence of footnotes and to adjustments consisting of normal year-end accruals, the effect of which, both individually and in the aggregate, is not material.

         7.3      Prompt Payment of Taxes, Etc.

         The Company, Subsidiary and any Other Subsidiary will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company, Subsidiary and any Other
Subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall at the time be contested in good faith by appropriate proceedings, and provided, further, that unless otherwise approved by the Board, the Company, Subsidiary and any Other Subsidiary will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor. Unless otherwise approved by the Board, the Company, Subsidiary and any Other Subsidiary will promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other obligations incident to their operations.

         7.4      Maintenance of Properties and Leases.

         The Company, Subsidiary and any Other Subsidiary will keep their properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper, or legally required, repairs, renewals, replacements, additions and improvements thereto; and the Company, Subsidiary and any Other Subsidiary will at all times comply with each provision of all leases to which it is a party or under which it occupies, or has possession of property if the breach of such provision might have a Material Adverse Effect.

         7.5      Insurance.

         The Company, Subsidiary and any Other Subsidiary will keep their assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, extended coverage and explosion in amounts sufficient to prevent the Company, Subsidiary or any Other Subsidiary from becoming a co-insurer. The Company, Subsidiary and any Other Subsidiary will maintain for themselves with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated. The Company will use its best efforts to obtain within sixty
(60) days of the date hereof and shall thereafter maintain key-man life insurance on the life of Scott Griffith, having a death benefit of at least $500,000 payable to the Company and providing that such insurance may not be cancelled without at least thirty (30) days' prior written notice to the Purchasers delivered in accordance with Section 10.5 of this Agreement, for so long as Scott Griffith continues to be employed by the Company and will maintain with, to the best knowledge of the Company, financially sound and reputable insurance companies, funds, or underwriters such other insurance of the kinds, covering the risks (including without limitation directors' and officers' liability, in the amount of at least $15 million) and in the relative proportionate amounts usually carried by reasonable and prudent companies conducting businesses similar to that of the Company (such insurance coverage at all times to be at least as protective as the insurance currently carried by the Company and described in the Disclosure Schedules). The Company shall not cause or permit any assignment or change in beneficiary and shall not borrow against any such policy.

         7.6      Accounts and Records.

         The Company and the Subsidiary will each keep true and accurate records and books of account in which full, true, and correct entries will be made so as to permit the preparation of financial statements in accordance with GAAP, and maintain adequate accounts and reserves in accordance with good accounting practice for all taxes (including income taxes), all depreciation, depletion, obsolescence, and amortization of its properties, all contingencies, and all other reserves.

         7.7      Compliance with Laws, Contracts, Licenses and Permits.

         The Company, Subsidiary and other subsidiaries shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to their conduct of their businesses or to their property or assets. Without limiting the generality of the foregoing, the Company, Subsidiary and other subsidiaries will:

          (a) Comply with all minimum funding requirements applicable to any pension plans, employee benefit plans or employee contribution plans which are subject to ERISA or to the Code and comply in all other material respects with the provisions of ERISA and the provisions of the Code applicable to such plans; and

          (b) Comply in all material respects with all applicable laws of the United States and of each applicable jurisdiction relating to equal employment opportunity, any rules, regulations, administrative orders and executive orders relating thereto and the applicable terms, relating to equal employment opportunity, of any contract, agreement or grant the Company, Subsidiary and other subsidiaries has with, from or relating (by way of subcontract or otherwise) to any other contract, agreement or grant of, any federal or state governmental unit; and keep all records required to be kept, and file all reports, affirmative action plans and forms required to be filed, pursuant to any such applicable law or the terms of any such government contract.

         (c) So conduct its business that neither the Company, Subsidiary and other subsidiaries, nor any property owned or occupied by any of them is in material violation of any federal or state Environmental Law of any sort or in material violation of any federal or state so-called "OSHA" Law.

         7.8      Maintenance of Corporate Existence, etc.

         The Company, Subsidiary and each Other Subsidiary will maintain in full force and effect its corporate existence, rights, government approvals and franchises and all licenses and other rights to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by it and deemed by it to be necessary to the conduct of its business.

         7.9      Availability of Common Stock for Conversion.

         The Company, Subsidiary and each Other Subsidiary will, from time to time, in accordance with the laws of the state of its incorporation, increase the authorized amount of Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall be insufficient to permit the conversion of all the then outstanding shares of the Series C Preferred and issuance of the Warrant Shares.

         7.10     Proprietary Information Agreement, and Key Employee Agreement.

         (a) The Company, Subsidiary and each Other Subsidiary will enter into a Proprietary Information Agreement as approved by the Board of the Company with each person hereafter employed by any of them with access to confidential information.

         (b) At such time as the Board of the Company authorizes the Company, Subsidiary and each Other Subsidiary, to enter into an agreement or other arrangement that would constitute consideration for such key employee agreement, the Company, Subsidiary and each Other Subsidiary will require all persons now or hereafter employed by the Company, Subsidiary and each Other Subsidiary and designated as a "key person" by the Company's Board to execute a key employee agreement in favor of the Company containing the non-competition provisions approved by the Board and reasonably satisfactory to the Purchasers as a condition to the entering into of such agreement or arrangement with the key person.

         (c) The Company, Subsidiary and each Other Subsidiary will cause all technological developments, inventions, discoveries or improvements made by employees of the Company, Subsidiary and each Other Subsidiary to be fully documented in engineering notebooks in accordance with the best prevailing industrial professional standards, and where possible and appropriate, cause all employees to file and prosecute United States and foreign patent applications relating to and protecting such developments.

         7.11     Use of Proceeds.

         The Company and Subsidiary will use the proceeds from the sale of the Shares for the purposes described in Section 3.21 hereof.

         7.12     Compliance by Subsidiaries.

         The Company and Subsidiary will each cause any Subsidiary which it may now have and/or which it may organize or acquire in the future to comply fully with all the terms and provisions of this Section 7.

         7.13     Expenses of Board Members.

         The Company agrees to reimburse each of the directors elected to the Company's Board by the Purchasers for their reasonable and properly documented out-of-pocket travel and lodging expenses in connection with attending Board meetings and performing their respective obligations and responsibilities as directors of the Company upon receipt of an itemized invoice or expense report with appropriate receipts or other evidence in support of such expenses.

         7.14     Securities Law Filings.

         Based on the Purchaser's representations and warranties made pursuant to this Agreement, the Company will make any filings necessary to perfect in a timely fashion exemptions from (a) the registration and prospectus delivery requirements of the Securities Act and (b) the registration or qualification requirements of all applicable securities or blue sky laws of any state or other jurisdiction, for the issuance of the Shares to the Purchasers.

         7.15     Registration and Transfer of Securities.

         (a) Transfer and Exchange of Capital Stock. The Company has retained and will continue to retain a transfer agent to maintain a register of names and addresses of the holders of the Common Stock and handle other record-keeping matters regarding the Common Stock. The Company will maintain at its principal executive office a register in which will be entered the names and addresses of the holders of the capital stock (other than Common Stock) and the particulars (including without limitation the class thereof) of the respective capital stock (other than Common Stock) held by them and of all transfers of shares of capital stock (other than Common Stock) or conversions of shares of capital stock from one class to another. Upon surrender at such office of any certificate representing shares of capital stock (other than Common Stock) for registration of conversion, exchange, or (subject to compliance with applicable federal and state securities laws) transfer, the Company will issue, at its expense, one or more new certificates, in such denomination or denominations as may be requested, for shares of such capital stock (other than the Common Stock) and registered as such holder may request. Any certificate representing shares of capital stock surrendered for registration of transfer will be duly endorsed, or accompanied by a written instrument of transfer duly executed by the holder of such certificate or his attorney duly authorized in writing. The Company will pay shipping and insurance charges, from and to each holder's principal office, upon any transfer, exchange, or conversion provided for in this Section 7.15(a).

         (b) Replacement of Shares. In the case of any loss, theft, destruction, or mutilation of the certificate representing any Shares or Warrant Shares, or of any Warrant, upon receipt of evidence thereof reasonably satisfactory to the Company, and (i) in the case of any such loss, theft, or destruction, upon delivery of an indemnity bond in such reasonable amount as the Company may determine, or (ii) in the case of any such mutilation, upon the surrender to the Company at its principal office of such mutilated certificate for cancellation, the Company will execute and deliver, in lieu thereof, new certificates (or
Warrants, as the case may be) of like tenor. Any old stock certificate (or Warrants, as the case may be) in lieu of which any such new stock certificate (or Warrants, as the case may be) has been so executed and delivered by the Company will not be deemed to be outstanding for any purpose of this Agreement or otherwise.

         7.16     Indemnification.

         (a) All covenants, agreements, representations, and warranties made herein or in the other Financing Documents or any other document referred to herein or delivered to the Purchasers pursuant hereto will be deemed to have been relied on by the Purchasers, notwithstanding any investigation made by or on behalf of the Purchasers, and will survive the Closing. The Company and the Subsidiary will jointly and severally indemnify, defend, and hold harmless each Purchaser, and each of such Purchaser's partners, stockholders, officers, directors, employees, agents, and representatives, from and against any and all Damages incurred by any of them in any capacity and resulting from or relating to the breach by the Company of any of its representations, warranties, covenants, or agreements contained in this Agreement or in the Financing Documents or any other document referred to herein or delivered to the Purchasers pursuant hereto, (i) for two (2) years after the Closing Date in the case of any breach by the Company of any of its representations and warranties set forth in this Agreement and (ii) for two (2) years after the date of any breach by the Company of any covenant or agreement contained in this Agreement or in any of the other Financing Documents.

         (b) The  obligations  of the  Company  and the  Subsidiary  under  this
Section  7.16  will  survive  transfer  of  the  Acquired   Securities  and  the
termination of this Agreement.

         7.17     Registration Requirements.

         (a) No later than April 15, 2001, the Company shall (i) file with the Commission one or more Registration Statements on Form S-1, Form S-3 or any other suitable form, as determined by the Company in its discretion, (together with any prospectus included therein, a "Registration Statement," pursuant to Rule 415 of the Securities Act in order to register with the Commission the continuous resale by the Purchasers, from time to time, of all Warrant Shares (or shares of Common Stock issuable on conversion of shares of Series C Preferred Stock included within "Warrant Shares") and shares of Common Stock of the Company that may be acquired by the Purchasers through any exchange or conversion of the Shares, through the facilities of any national securities exchange on which the Common Stock is then traded, or in privately-negotiated transactions. The Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective on or before July 15, 2001. Each Purchaser agrees to furnish promptly to the Company in writing all information required from time to time to be disclosed in order to make the information previously furnished to the Company by such holder not misleading.

         (b) The Company shall pay all Registration Expenses, as defined herein, in connection with any registration, qualification or compliance hereunder, and each Purchaser shall pay all Selling Expenses, as defined herein, and other expenses that are not Registration Expenses relating to the Common Stock resold by such Purchaser. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including without limitation, all registration, qualification and filing fees (including all Commission and Nasdaq fees), printing expenses, escrow fees, fees and disbursements of counsel for the Company and for any underwriter (unless paid by such underwriter), blue sky fees and expenses, the expense of any special audits incident to or required by any such registration and the fees, not to exceed $20,000, and disbursements of one counsel to all selling Purchasers. "Selling Expenses" shall mean only selling commissions, underwriting fees and stock transfer taxes applicable to the Common Stock sold by each Purchaser and all fees and disbursements of counsel for any Purchaser in excess of $20,000 for the one counsel to all selling Purchasers.

         (c) In the case of the registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to:

                  (i)......keep such registration  statement on Form S-1 or Form
S-3 effective until the earlier of (A) the second anniversary of the date on which the Registration Statement first becomes effective, (B) such date as all of the Common Stock (constituting Conversion Shares and Shares of Common Stock issuable upon exercise of the Warrants) has been resold or (C) such time as all of the Conversion Shares and Warrant Shares can be sold within a given three (3) month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144;

                  (ii).....prepare  and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;

                  (iii)....furnish   such  number  of  prospectuses   and  other
documents incident thereto, including any amendment of or supplement to the prospectus, as a Purchaser from time to time may reasonably request;

                  (iv).....cause all Common Stock registered as described herein to be listed on each securities exchange and quoted on each quotation service on which the Equity Securities of the Company are then listed or quoted;

                  (v)......provide a transfer agent and registrar for all Common
Stock registered pursuant to the Registration Statement and a CUSIP number for all such Common Stock;

                  (vi).....otherwise use its best efforts promptly to comply with all applicable rules and regulations of the Commission;

                  (vii)....file  the  documents  required  of  the  Company  and otherwise use its best efforts to promptly obtain, if applicable, and maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Acquired Securities are originally sold, and (B) all other states specified in writing by a Purchaser; provided, however, as to Clause (B) that the Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented;

                  (viii)...with respect to the initial filing of the Registration Statement as of the date of declaration of effectiveness, obtain an opinion of counsel to the Company in customary form and reasonably acceptable to each Purchaser addressed to each Purchaser selling registrable securities pursuant to the Registration Statement. The Company shall use its best efforts to qualify for use of Form S-1 or Form S-3 under the Securities Act to register the resale of the Common Stock issuable upon the conversion of the Shares and to maintain such qualification during the periods described in subsection (c)(i) hereof; and

                  (ix) in the event that the Common Stock is de-listed from the Nasdaq SmallCap Market, then the Company will, at such time as the Common Stock (including Conversion Shares and Warrant Shares) again qualifies for listing on the Nasdaq SmallCap Market, cause the Common Stock to be so listed.

         (d) The Company shall furnish to each Purchaser upon request a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary in order to facilitate the public sale or other disposition of all or any of the Common Stock held by the Purchaser.

         (e) With a view to making available to the Purchasers the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Purchaser to sell Common Stock to the public without registration or pursuant to registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) the second anniversary of the Closing Date or (B) such date as all of the Common Stock (constituting Conversion Shares and Shares of Common Stock issuable upon exercise of Warrants) shall have been resold; (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to any Purchaser upon request, as long as the Purchaser owns any Common Stock, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail any Purchaser of any rule or regulation of the Commission that permits the selling of any such Common Stock without registration.

         (f) The Company may, at any time, refuse to permit a Purchaser to resell any Common Stock pursuant to the Registration Statement; provided, however, that in order to exercise this right at any time the Company does not qualify for either Form S-1 or Form S-3, the Company must deliver a certificate in writing to the Purchasers to the effect that suspension of the sale of shares under the Registration Statement, until such time as the Company can make an appropriate filing with the Commission, is necessary because a sale pursuant to the Registration Statement, in its then-current form, could constitute a violation of the federal securities laws. In such an event, each Purchaser agrees to immediately suspend any sale of Common Stock under the Registration Statement, and the Company shall use its best efforts to amend the Registration Statement if necessary and take all other actions necessary to allow such sale under the federal securities laws, and shall notify the Purchasers promptly after it has determined that such sale has become permissible under the federal securities laws. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to exercise its right to suspend sales under the Registration Statement more than two (2) times in any twelve (12) month period and the period during which such Registration Statement may be withdrawn shall not exceed thirty (30) days or sixty (60) days if the Company has suspended sales of the Common Stock to permit the Company to negotiate a strategic acquisition, disposition, merger or other significant transaction.

         (g) The Purchasers agree not to sell or otherwise transfer any Acquired Securities covered by the Registration Statement until the earlier of (i) September 11, 2001, and (ii) the date that is four (4) months after the date on which such Registration Statement became effective; provided, however, that the Purchasers shall remain free from time to time to transfer Acquired Securities to or among their Affiliates (including without limitation the Tudor Entities) and otherwise in sales exempt from registration.

         7.18     Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless each Purchaser and its Affiliates from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which such Purchaser may become subject (under the Securities Act, state law, common law or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in, or omission of a material fact from, the Registration Statement, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement or this Agreement, and the Company will, as incurred, reimburse such Purchaser for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided however, that the Company shall not be liable in any such case (i) to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement or
(ii) to any particular Purchaser or its Affiliate to the extent that any such claim, loss, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any final, preliminary or summary prospectus if such untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to such prospectus provided to, and which the relevant Purchaser or its Affiliates fails to deliver prior to or concurrently with the sales of the Common Stock to the person or entity asserting such claim, loss, damage or liability. The Company will reimburse the Purchasers for any legal or other expenses reasonably incurred and documented in investigating, defending or preparing to defend any such action, proceeding or claim notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this section and the possibility that such payments might later be held to be improper, provided, that to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them.

         (b) Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and its Affiliates from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company or its Affiliates may become subject (under the Securities Act, state law, common law or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, an untrue statement made in or omission of a material fact from such Registration Statement in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement; provided, however, that no Purchaser shall be liable in any such case for any untrue statement included in or any omission of a material fact from any Registration Statement which statement has been corrected, in writing, by such Purchaser and delivered to the Company before the sale from which such loss occurred and in no event shall any Purchaser be liable for any amount in excess of the net proceeds received for the sale of its Common Stock pursuant to such Registration Statement.

         (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.18, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person. No indemnifying person, in the defense of any such claim or litigation, shall, except with the consent of each indemnified person, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified person of a release from all liability in respect to such claim or litigation. If the defense of any claim or resulting litigation is not assumed by the indemnifying person, the indemnifying person will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld; provided that an indemnifying person shall not be deemed unreasonable in withholding consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such indemnifying person other than financial obligations for which such indemnified person will be indemnified hereunder.

         (d) If the indemnification provided for in this Section 7.18 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) hereof in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount, if any, by which the amount received by the Purchaser from the sale of the Common Stock to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective sales of Common Stock.

         7.19     "Market Stand-Off" Agreement.

         If at the time of any underwritten offering a Purchaser has not sold all the Acquired Securities owned by it pursuant to the Registration Statement, each such Purchaser agrees, if requested by the managing underwriter of any public offering of the Common Stock, to enter into an agreement pursuant to which such Purchaser agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by it during a period specified by such underwriter, not to exceed one hundred eighty (180) days following the effective date of the registration statement of the Company filed under the Securities Act in connection with any underwritten offering; provided that all shareholders having registration rights and all officers and directors of the Company enter into similar agreements.

         Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period and shall remove such stop-transfer instructions effective immediately upon the expiration of such period.

SECTION 8

Negative Covenants

         The Company and Subsidiary jointly and severally agree, for the benefit of any Purchaser who meets the Ownership Threshold, that so long as less than seventy-five percent (75%) of the shares of Series C Preferred have been converted into Common Stock each of the Company, Subsidiary and each of their other subsidiaries (unless the context otherwise requires) will not after the date hereof do (i) any of the following set forth in Section 8.1 through 8.9 unless the holders of a majority of such outstanding shares of Series C Preferred held by holders who continue to meet the Ownership Threshold approve or consent in writing or (ii) any of the following set forth in Sections 8.10 through 8.21 without the approval of a majority of the Board:

         8.1      Sale/Purchase of Assets; Merger.

                  (a)......Sell or otherwise dispose of the capital stock of the
Company, Subsidiary or any other subsidiaries or a substantial part of the Company's assets or business or of all or a substantial part of the assets or business of Subsidiary or any Other Subsidiary (whether by sale of assets, exclusive license or otherwise);

                  (b)......Purchase  or otherwise  acquire all or  substantially all of the capital stock of any corporation or equity interest in any other entity or lend money to any person or entity, or purchase a substantial part of the operating assets of any person or entity for a purchase price in excess of the lower of (i) $5,000,000, and (ii) twenty percent (20%) of the Company's and Subsidiary's consolidated net revenues for the twelve (12) month period immediately preceding such purchase; or

                  (c)......Consolidate  with or  merge  into or with  any  other person or entity or permit any other person or entity to consolidate with or merge into it (except that Subsidiary may merge into the Company, and a one hundred percent (100%) Other Subsidiary may consolidate with or merge into Subsidiary or the Company or into another one hundred percent (100%) Other Subsidiary); provided that the foregoing restriction does not apply to the merger of another corporation into the Company or Subsidiary, if:

                  (i)......either  (x) in the case of a merger into the Company, the Company is the surviving corporation and more than fifty percent (50%) of the outstanding common stock of the surviving corporation is owned by persons who prior to such merger owned Common Stock of the Company; or (y) in the case of a merger into Subsidiary, Subsidiary is the surviving corporation, remains a one hundred percent (100%) subsidiary of the Company and more than fifty percent (50%) of the outstanding Common Stock of the Company after the merger is owned by persons who prior to such merger owned Common Stock of the Company; and

                   (ii)  after  giving   effect  to  the   proposed   merger  or
 consolidation the surviving corporation will be engaged in substantially the same lines of business; and

                   (iii) immediately after the consummation of the transaction, and after giving effect thereto, no default under this Agreement, the Certificate or any other Financing Document would exist.

         8.2      Future Registration Rights.

         Except as set forth in the Shareholders' and Rights Agreement and except for an underwriting agreement between the Company and one or more professional underwriters of securities, the Company shall not agree to register any Equity Securities under the Securities Act that will provide such other Equity Securities with registration rights which are preferential to or inconsistent with those granted to Purchasers under this Agreement.

         8.3      Changes in Type of Business.

         Make any substantial change in the character of its business. Any business activities related to repetitive locking techniques or the distribution of electronic content will not constitute a substantial change in the character of its business.

         8.4      Dividends and Distributions.

         Directly or indirectly declare or pay any dividends or make any distributions upon any of its Equity Securities other than (i) the dividend amount set forth in the Certificate of Designation of the Series A Preferred Stock payable on the Series A Preferred Stock, (ii) the dividend amount set forth in the Certificate of Designation of the Series C Preferred Stock payable on the Series C Preferred Stock and (iii) dividends and distributions on the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred made, together as a single class for this purpose, pro rata in proportion to the number of shares of Common Stock then issuable on conversion of the Series A Preferred Stock, the Series B Preferred Stock and Series C Preferred.

         8.5      Purchase of Equity Securities.

         Directly or indirectly redeem, purchase or otherwise acquire, any of the Company's, Subsidiary's or any Other Subsidiary's Equity Securities except
(i) as permitted by this Agreement, the Shareholders' and Rights Agreement, and the Certificate, (ii) as required by the Certificates of Designations of the Series A Preferred Stock or Series B Preferred Stock, or (iii) from any employee upon termination of employment, but subject to Board approval.

         8.6      Conflicting Agreements.

         Become subject to any agreement or instrument, which by its terms would (under any circumstances) restrict the Company's, Subsidiary's or any Other Subsidiary's right to perform any of its obligations pursuant to the terms of this Agreement or any agreement contemplated hereby, the Certificate, the Financing Documents, or the Company's By-laws (including, without limitation, all obligations relating to payment of dividends on and making redemptions of the Series C Preferred and conversions of the Series C Preferred).

         8.7      Amendment of Charter Documents.

         Except as contemplated by this Agreement, make any amendment to the By-laws that has not been approved by action of the Board or any amendment to the Company's, Subsidiary's or any Other Subsidiary's Certificate of Incorporation, including but not limited to the Certificate of Designation of the Series C Preferred Stock.

         8.8      Related Party Transactions.

         Enter into any transaction with any Related Party or Affiliate, except as otherwise expressly contemplated by this Agreement or referred to in Section
3.11 hereto.

         8.9      Issuance of Equity Securities.

         Issue, sell, grant or award or enter into any agreement or adopt any plan to issue, sell, grant or award any Equity Security (other than the Shares issuable at any Subsequent Closing and the warrants to purchase 1,964 shares of Series A Preferred Stock granted to SI Venture Fund II, L.P.) with rights ranking senior or pari passu to the Series C Preferred as to liquidation preference, voting rights, registration rights, dividends or any other matters or rights.

         8.10     Subsidiaries.

         Establish or acquire (a) any other subsidiaries other than wholly-owned other subsidiaries or (b) any other subsidiaries organized outside of the United States and its territorial possessions.

         8.11     Fiscal Year.

         Change its fiscal year.

         8.12     Business Plan.

         Make any material changes in the Plan or the Company's, Subsidiary's or any Other Subsidiary's operation of the business; provided however the Company may present to the Shareholders at the next annual meeting a proposal to change the name of the Corporation.

         8.13     Employee Stock Plans.

         Issue, sell, grant or award any Equity Security or any option to acquire any Equity Security to officers, directors, employees, consultants or advisors to the Company; provided, however that this provision shall not limit the ability of the Board to delegate authority to issue, sell, grant or award Equity Securities or options to the Compensation Committee.

         8.14     Liens.

         Create, assume or permit, any Lien upon any of its properties or assets, whether now owned or hereafter acquired, except (i) Liens existing as of the date hereof as disclosed in Section 3.14 hereof, (ii) any Lien on any asset of a corporation existing at the time such corporation is merged into or consolidated with the Company, Subsidiary or any Other Subsidiary and not created in contemplation of such event, (iii) any Lien existing on any asset prior to the acquisition thereof by the Company, Subsidiary or any Other Subsidiary and not created in contemplation of such event, (iv) any Lien created on any real property or equipment in connection with the leasing of such real property or equipment, (v) Liens contemplated by the Annual Plan and (vi) Permitted Liens.

         8.15     Investments.

         Own, purchase or acquire any stock, obligations or securities of, or any interest in, or make any capital contribution to, any other Person, or own, purchase or acquire any property not used in the usual and ordinary course of business, except that the Company, Subsidiary or any Other Subsidiary may (i) own, purchase or acquire certificates of deposit in or repurchase agreements from United States commercial banks having capital resources in excess of $100,000,000 and obligations of the United States Government or any agency thereof and obligations guaranteed by the United States Government, (ii) invest in commercial paper rated at least Prime I by Moody's Industrial Manual, (iii) deposit funds in money market accounts in financial institutions having capital resources in excess of $100,000,000 and (iv) make such investments as are approved by a majority of the Board.

         8.16     Purchases and Sales.

         Except as contemplated by the Annual Plan:

         (a) other than normal operating expenditures made as a part of the ordinary course of business, purchase, directly or indirectly, any item (or group of items) of real or personal property which has a purchase price in excess of $75,000 or enter into any other transaction with respect to such item (or group of items) which, under generally accepted accounting principles is or should be treated as a purchase or capital expenditure for accounting purposes; or

         (b) (i) Pay or provide annual salary in excess of $120,000, or (ii) increase the compensation of any person listed in part 3.19(b) of the Disclosure Schedules and will not compensate any other officer, director or employee at an annual salary of $120,000 per year or more.

         8.17     Leases.

         Enter into any leases or other rental agreements (excluding capitalized leases) that are not within the scope of an Annual Plan unless entered into in the ordinary course of business.

         8.18     Indebtedness.

         Create, incur, issue, assume, guarantee or otherwise become or remain directly or indirectly liable for any Indebtedness other than as contemplated by the Annual Plan.

         8.19     Loans; Guarantees.

           Make any loan or advance to any person or entity, including, without limitation, any employee or director of the Company, Subsidiary or any Other Subsidiary, except advances for travel and entertainment expenses, relocation costs and similar expenditures in the ordinary course of business, as contemplated by the Annual Plan or under the terms of an employee stock option plan or stock purchase agreement approved by the Board, or guarantee, directly or indirectly, any Indebtedness except for trade accounts or personal property leases of the Company, Subsidiary or any Other Subsidiary arising in the ordinary course of business.

         8.20     License of Listed Rights or Intellectual Property.

         Not transfer, assign or license any Proprietary Information now owned or hereafter acquired by it (except for licenses to Company's or Subsidiary's customers in the ordinary course of business).

         8.21     Compliance by Subsidiaries.

         The Company and Subsidiary will cause any Other Subsidiary which either of them may now have and/or which either of them may organize or acquire in the future to comply with all the terms and provisions of this Section 8.

SECTION 9

Definitions

         As used in this Agreement or in the Financing Documents, capitalized terms shall have the respective meanings set forth in this Agreement or set forth below or in the Section of this Agreement referred to below:

         Acquired Securities means, collectively, the Shares (including without limitation Conversion Shares), Warrants and Warrant Shares.

         Affiliate means any other person directly or indirectly controlling, controlled by, or under direct or indirect common control with the Company (or other referenced person) and includes without limitation, (a) any person who is an officer, director, or direct or indirect beneficial holder of at least five percent (5%) of the then outstanding capital stock of the Company (or other referenced person), and any of the Family Members of any such person, (b) any person of which the Company (or other referenced person) and/or its Affiliates (as defined in clause (a) above), directly or indirectly, either beneficially own(s) at least five percent (5%) of the then outstanding Equity Securities or constitute(s) at least a five percent (5%) equity participant, (c) in the case of a specified person who is an individual, Family Members of such person, and
(d) the case of the Purchasers, any entities for which a Purchaser its general partner, investment advisor or any person serving in a similar capacity, or any of its Affiliates serve as general partner and/or investment adviser or in a similar capacity, and all mutual funds, hedge funds or other pooled investment vehicles or entities under the control or management of such Purchaser or the general partner or investment adviser thereof, or any Affiliate of any of them, or any Affiliates of any of the foregoing.

                  For purposes hereof, Family Members means, as applied to any individual, any parent, spouse, child, spouse of a child, brother or sister of the individual sharing the same household as such individual, and each trust created for the benefit of one or more of such persons and each custodian of a property of one or more such persons and the estate of any such persons.

         Affiliated Group has the meaning given to it in Section 1504 of the Code, and in addition includes any analogous combined, consolidated, or unitary group, as defined under any applicable state, local, or foreign income tax law.

         Annual Plan shall have the meaning ascribed to it in Section 7.2 hereof


          Balance Sheet shall have the meaning ascribed to it in Section 3.7 hereof.

         Board shall mean the entire Board of Directors of the Company or the Subsidiary as applicable.

         Certificate shall mean the Certificate of Designation of Powers, Preferences and Rights of Series C Preferred Stock.

         Closing  Date  shall have the  meaning  ascribed  to it in Section  2.1 hereof.

         Code shall have the meaning ascribed to it in Section 3.28 hereof.

         Commission  shall mean the Securities and Exchange  Commission.  Common
         Stock means the Common Stock, par value $0.01 per share, of the Company.

         Conversion Shares shall mean at any time, shares of Common Stock (a) issued and then outstanding upon the conversion of the Series C Preferred (including without limitation Shares of Series C Preferred Stock issuable upon exercise of Warrants issued pursuant to this Agreement), (b) issuable upon the conversion of the Series C Preferred, and (c) issued and then outstanding or issuable in respect of the Common Stock referred to in clause (a) of this definition upon any stock dividend, stock split, combination or division of shares, recapitalization, reclassification, merger, consolidation, reorganization, or the like.

         Damages means all damages, losses, claims, demands, actions, causes of action, suits, litigations, arbitrations, liabilities, costs, and expenses, including without limitation court costs and the fees and expenses of counsel and experts.

         Derivative Securities means (a) all shares of stock and other securities that are convertible into or exchangeable for shares of Common Stock, and (b) all options, warrants, and other rights to acquire shares of Common Stock or any class of stock or other security or securities convertible into or exchangeable for shares of Common Stock or any class of stock or other security.

         Environmental Claim shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, investigations, proceedings or notices of compliance or violation (written or oral) by any person or entity (including any governmental authority) alleging potential liability (including, without limitation, potential liability for enforcement, investigatory costs, cleanup costs, governmental response costs, removal costs, remedial costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) the presence, or Release or threatened Release into the environment, of any Hazardous Material at any location, whether owned, operated, leased or managed by the Company, Subsidiary or any Other Subsidiary; or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law; or
(c) any and all claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence or Release of any Hazardous Materials.

         Environmental Laws shall mean all laws or orders relating to the regulation or protection of human health, safety or the environment (including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata), including, without limitation, laws and regulations relating to Releases or threatened Releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, recycling or handling of Hazardous Materials.

          Environmental Permits shall have the meaning ascribed to it in Section
3.22 hereof.

         Equity Securities shall mean any stock or similar security, including without limitation securities containing equity features and securities containing profit participation features, or any security convertible or exchangeable, with or without consideration, into any stock or similar security, or any security carrying any warrant or right to subscribe to or purchase any stock or similar security, or any such warrant or right.

         ERISA shall have the meaning ascribed to it in Section 3.22 hereof.

         Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

         Financing Documents shall mean, collectively, this Agreement, the Certificate, the Shareholders' and Rights Agreement, and all other documents set forth in any other schedules or exhibits hereto under which, upon its execution thereof, the Company, Subsidiary, any Other Subsidiary or any Related Party shall have an obligation to any Purchaser, all in the respective forms thereof as executed and as amended from time to time.

         Financial  Statements  shall have the meaning ascribed to it in Section
3.7 hereof.

         First Closing shall have the meaning ascribed to it in Section 2 hereof.

         GAAP means generally accepted accounting principles that are (a) consistent with the principles promulgated or adopted by the Financial
Accounting Standards Board and its predecessors, (b) applied on a basis consistent with prior periods, and (c) such that, insofar as the use of accounting principles is pertinent, a certified public accountant could deliver an unqualified opinion with respect to financial statements in which such principles have been properly applied.

         Hazardous Materials shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, above ground or underground storage tanks and compressors or other equipment that contain polychlorinated biphenyls ("ECBs"); and (b) any chemicals, materials or substances which are now defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "pollutants," "contaminants" or words of similar import, under any Environmental Law; and (c) any other chemical, material, substance or waste, exposure to which is now prohibited, limited or regulated under any Environmental Law.

         Indebtedness means, with respect to the Company, Subsidiary or any Other Subsidiary (a) all indebtedness for borrowed money, whether current or long-term, or secured or unsecured, (b) all indebtedness for the deferred purchase price of property or services represented by a note or security agreement, (c) all indebtedness created or arising under any conditional sale or other title retention agreement (even though the rights and remedies of the seller or lender under such agreement in the event of default may be limited to repossession or sale of such property), (d) all indebtedness secured by a purchase money mortgage or other lien to secure all or part of the purchase price of property subject to such mortgage or lien, (e) all obligations under leases that have been or must be, in accordance with GAAP, recorded as capital leases in respect of which it is liable as lessee, (f) any liability in respect of banker's acceptances or letters of credit, and (g) all indebtedness of any person that is directly or indirectly guaranteed by the Company or the Subsidiary or that it has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss. Any obligation secured by a Lien on, or payable out of the proceeds of or production from, property of the Company, Subsidiary or any Other Subsidiary shall be deemed to be Indebtedness even though such obligation is not assumed by the Company, Subsidiary or Other Subsidiary.

         Lien(s) means any and all liens, claims, mortgages, security interests, charges, encumbrances, and restrictions on transfer of any kind, except: (a) in the case of references to securities, any of the same arising (i) pursuant to the Financing Documents, or (ii) under applicable securities laws solely by reason of the fact that such securities were issued pursuant to exemptions from registration under such securities laws, (b) real estate taxes not yet due and payable, (c) any lien in favor of any landlord or lessor for unpaid rent, additional rent, or other charges, which lien is created by statute or under any lease under which the Company is lessee and (d) Permitted Liens.

         Material Adverse Effect means, with reference to the Company or the Subsidiary, a material adverse effect on the condition (financial or otherwise), operations, business, assets, or prospects of the Company or the Subsidiary, or on its ability to consummate the transactions hereby contemplated.

         Other Subsidiary shall mean any corporation, partnership, joint venture, association or other business entity at least fifty percent (50%) of the outstanding equity interests of which is at the time owned or controlled, directly or indirectly, by the Company (other than with respect to the Subsidiary), or by Subsidiary, or by one or more of such Other Subsidiary entities or both.

         Opinion of Counsel shall have the meaning set forth in Section 5.4 hereof.

         Ownership Threshold shall have the meaning set forth in the first paragraph of Section 7.

         Permitted Liens shall mean (a) Liens for taxes and assessments or governmental charges or levies not at the time due or in respect of which the validity thereof shall currently be contested in good faith by appropriate proceedings conducted with due diligence and for the payment of which the Company, Subsidiary or Other Subsidiary has furnished adequate security; (b) Liens in respect of pledges or deposits under workers' compensation laws or similar legislation, carriers', warehousemen's, mechanics', laborers' and materialmen's and similar liens, if the obligations secured by such Liens are not then delinquent or are being contested in good faith by appropriate proceedings conducted with due diligence and for the payment of which the Company, Subsidiary or Other Subsidiary has furnished adequate security; and (c) statutory Liens incidental to the conduct of the business of the Company, Subsidiary or any Other Subsidiary, which were not incurred in connection with the borrowing of money or the obtaining of advances or credits and which do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business; and (d) purchase money liens or security interests securing the cost of acquisition of assets subject to such liens or security interests.

         Person shall include all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures and other entities and governments, agencies and political subdivisions.

         Plan shall have the meaning ascribed to it in Section 3.1 hereof.

         Proprietary  Information  shall have the  meaning  ascribed  thereto in
Section 3.16 hereof.

         Proprietary Information Agreement shall have the meaning ascribed to it in Section 3.19 and Section 7.10 hereof.

         Qualified Public Offering shall mean an underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offering and sale of Common Stock for the account of the Company, on a firm commitment basis, yielding aggregate proceeds to the Company of $20,000,000 at a public offering price that is at least $7.64 per share of Common Stock (as adjusted for stock splits, including recapitalizations and the like).

         RAM shall mean RAM Trading, Ltd.

         Raptor shall mean the Raptor Global Portfolio.

         Registration  Expenses  shall  have the  meaning  ascribed  thereto  in
Section 7.17 hereof.

         Registration  Statement  shall  have the  meaning  ascribed  thereto in
Section 7.17 hereof.

         Related Party shall mean any officer, director, employee or consultant of the Company, Subsidiary or Other Subsidiary or any holder of five percent (5%) or more of any class of capital stock of the Company, Subsidiary or Other Subsidiary or any member of the immediate family of any such officer, director, employee, consultant or shareholder or any Person controlled by any such officer, director, employee, consultant or shareholder or a member of the immediate family of any such officer, director, employee, consultant or shareholder.

         Release shall mean any release,  spill, emission,  leaking,  injection,
deposit,  disposal,  discharge,   dispersal,  leaching  or  migration  into  the
atmosphere, soil, surface water, ground water or property.

         Securities  Act shall  have the  meaning  ascribed  thereto  in Section
3.4(c).

         Selling  Expenses  shall have the meaning  ascribed  thereto in Section
7.17 hereof.

         Series C Preferred shall have the meaning ascribed to it in Section 1.1 hereof.

         Shareholders' and Rights Agreement shall have the meaning ascribed to it in Section 5.10 hereof.

         Shares shall have the meaning ascribed to it in Section 1.1 hereof.

         Statement of Accredited Investor shall have the meaning ascribed to it in Section 4.4 hereof.

         Subsidiary shall mean SoftLock Services, Inc.

         Warrant(s) shall have the meaning ascribed thereto in Section 5.11 hereof.

         Warrant Shares means, at any time, shares of Series C Preferred Stock or Common Stock as the case may be (a) issued and then outstanding upon exercise of the Warrants, and (b) issued and outstanding or issuable in respect of the Common Stock referred to in clause (a) of this definition upon any stock dividend, stock split, combination or division of shares, recapitalization, reclassification, merger, consolidation, reorganization, or the like.

SECTION 10

Miscellaneous

         10.1     Governing Law.

         This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts; provided, however, that matters related to the construction, interpretation and enforcement of the Certificate of Incorporation (including but not limited to any certificates of designation of preferred stock), By-laws and other internal corporate documents of the Company, Subsidiary or any Other Subsidiary shall be governed by the Delaware General Corporation Law. The parties agree that any legal or equitable suit, action or proceeding arising out of this Agreement may be instituted and prosecuted in any state or federal court in the Commonwealth of Massachusetts and for the purposes of this Agreement, irrevocably submit to the jurisdiction of any such court in any such suit, action or proceeding.

         10.2     Survival.

         The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and shall survive the Closing.

         10.3     Successors and Assigns.

         Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, transferees, heirs, executors and administrators of the parties hereto; provided, however, that the Company Subsidiary, if added to Agreement may not assign its rights hereunder. Without limiting the generality of the foregoing, all representations, covenants and agreements benefiting the Purchasers shall inure to the benefit of any and all subsequent holders from time to time of the Shares. Notwithstanding any other provision of this Agreement, this Agreement and the rights and obligations hereunder and the Acquired Securities may be transferred by each of the Purchasers in their sole discretion at any time, in whole or in part, including without limitation transfers to Affiliates or Affiliated Groups of the transferor, without the consent of any other party hereto; provided that such transferees agree in writing with the Company and the Subsidiary to be bound by all of the provisions contained herein.

          10.4    Entire Agreement; Amendment.

         (a) This Agreement (including the Schedules and Exhibits hereto) and the other documents (including each of the other Financing Documents) delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Notwithstanding anything to the contrary contained herein, nothing contained in this Agreement shall be deemed to modify or limit any of the rights pursuant to the Series B Purchase Agreement. Except as otherwise expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of two-thirds (2/3) or more of the shares of Series C Preferred which have not been converted to Common Stock, but in no event shall this paragraph be amended or the obligation of any Purchaser hereunder increased, except upon the written consent of such Purchaser; provided however that the Company may amend this Agreement for the sole purpose of adding Purchasers hereto pursuant to sales in accordance with Section 2.3 hereof without the Consent of the Purchasers.

         (b) For purposes of determining whether a Purchaser has met the Ownership Threshold, a Purchaser shall be deemed to hold the number of shares of Series C Preferred owned by such Purchaser and any of its Affiliates.

         (c) For purposes of determining whether, for any provision hereof, the number of shares of Common Stock, Warrant Shares, Conversion Shares or Shares held by a Tudor Entity is sufficient to meet a required threshold, such Tudor Entity shall be deemed to hold the number of Shares, Warrant Shares, or Conversion Shares, as the case may be, held by such Tudor Entity and any of its Affiliates and other Tudor Entities; provided, however, for purposes of determining whether a Tudor Entity has met the Ownership Threshold, such Tudor Entity shall be deemed to hold only the number of shares of Series C Preferred (without including in such calculation any Warrants, Warrant Shares, Conversion Shares or other Common Stock) held by such Tudor Entity and any of its Affiliates and other Tudor Entities.

          10.5    Notices, etc.

         (a) All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class, registered or certified mail, postage prepaid, or delivered either by hand, overnight delivery service, or by messenger, or sent via telex, telecopier, computer mail or other electronic means, addressed (i) if to a Purchaser, at the address shown on the Schedule of Purchasers, or at such other address as such Purchaser shall have furnished to the Company in writing, or (ii) if to any other holder of any Acquired Securities, at such address as such holder shall have furnished to the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder thereof who has so furnished an address to the Company, or (iii) if to the Company or Subsidiary, Five Clock Tower Place, Suite 440, Maynard, Massachusetts 01754, or at such other address as the Company shall have furnished to the Purchasers and each such other holder in writing.

          (b) Any notice or other communications so addressed and mailed, postage prepaid, by registered or certified mail (in each case, with return receipt requested) shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

         10.6     Delays or Omissions.

         No delay or omission to exercise any right, power or remedy accruing to any holder of Acquired Securities, upon any breach or default of the Company and/or Subsidiary under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. No course of dealing between the Company and/or Subsidiary and any of the Purchasers will operate as a waiver of any of the Company's, the Subsidiary's or any Purchaser's rights under this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         10.7     Rights; Severability.

         In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          10.8    Agent's Fees and Services.

          (a) The Company represents and warrants that it has retained no finder or broker or other person or firm in connection with the transactions contemplated by this Agreement. The Company hereby agrees to indemnify and to hold the Purchasers harmless of and from any liability for any commission or compensation in the nature of an agent's fee to any broker, finder or other person or firm (and the costs and expenses of defending against such liability or asserted liability) arising from any act by the Company or any of its employees or representatives.

          (b) Each Purchaser represents and warrants as to itself only that it has retained no finder or broker in connection with the transactions contemplated by this Agreement. Each Purchaser hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of an agent's fee to any broker, finder or other person or firm (and the costs and expenses of defending against such liability or asserted liability) arising from any act by such Purchaser or any of its members, employees or representatives.

         10.9     Legal Fees and Expenses.

         The Company shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby. At the Closing (or if the Closing shall not take place, within thirty (30) days of receiving any statement or invoice therefor), the Company will pay the reasonable legal fees and out-of-pocket expenses actually incurred for the services of (i) Shipman & Goodwin, LLP, special counsel to the Purchasers (which fees and expenses shall not exceed $35,000 without the prior, written consent of the Company) and $2,000 for each additional counsel to the Purchasers with respect to this Agreement and the transactions contemplated hereby.

         10.10    Titles and Subtitles.

         The titles of the Sections and subsections of this Agreement are for convenience or reference only and are not to be considered in construing this Agreement.

         10.11    Counterparts.

         This Agreement may be executed in counterparts, each of which when so executed and delivered shall constitute a complete and original instrument but all of which together shall constitute one and the same agreement, and it shall not be necessary when making proof of this Agreement or any counterpart thereof to account for any other counterpart.

         10.12    Construction.

         The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against either party.

         10.13    Further Assurances.

         From time to time on and after the Closing Date, the Company and the Subsidiary will each promptly execute and deliver all such further instruments and assurances, and will promptly take all such further actions, as the Purchasers or any of them may reasonably request in order more effectively to effect or confirm the transactions contemplated by this Agreement and/or any of the other Financing Documents and to carry out the purposes hereof and thereof.

         10.14    Equitable Relief.

         Each of the parties acknowledges that any breach by such party of his, her, or its obligations under this Agreement would cause substantial and irreparable damage to one or more of the other parties and that money damages would be an inadequate remedy therefor. Accordingly, each party agrees that the other parties or any of them will be entitled to an injunction, specific performance, and/or other equitable relief to prevent the breach of such obligations.

         10.15    Publicity.

         The Purchasers or any of them will have the right to publicize their investment in the Company as contemplated hereby by means of a "tombstone" advertisement or other customary advertisement in newspapers and other media. The Company may issue a press release or other form of public announcement as soon as practicable after the Closing announcing the issuance and sale of the Shares, provided that each Purchaser shall have approved the form of such press release or other public announcement, such approval not to be unreasonably withheld.

                        [ Signatures on Following Page ]





         IN WITNESS  WHEREOF,  the parties have caused this Agreement to be duly executed and  delivered by their proper and duly  authorized  officers as of the day and year first written above.
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




                                                     SOFTLOCK COM., INC.


                                                     By:  _______________________________
                                                     Name:
                                                     Title:


                                                     SOFTLOCK SERVICES, INC.


                                                     By:  _______________________________
                                                     Name:
                                                     Title:


                                                     RAPTOR GLOBAL PORTFOLIO, LTD.

                                                     By:  TUDOR INVESTMENT CORPORATION,
                                                          As Investment Advisor

                                                     By:  _______________________________
                                                     Name:
                                                     Title:


                                                     ALTAR ROCK FUND, L.P.

                                                     By:  Tudor Investment Corporation, as General Partner

                                                     By:  _______________________________

                                                     RC CAPITAL, L.L.C.

                                                     By:  Ritchie Capital Investments, L.L.C., its manager

                                                     By:  Ritchie Capital Management, L.L.C., its manager

                                                     By:  THR, Inc.

                                                     By: ____________________________

                                                     RAM TRADING, LTD.

                                                     By:  Ritchie Capital Management, L.L.C., its investment manager


                                                     By:  THR, Inc.


                                                     By: ____________________________

                                                     RITCHIE CAPITAL MANAGEMENT, L.L.C.
                                                     By:  THR, Inc.

                                                     By:____________________________

                                                     APEX INVESTMENT FUND IV, L.P.

                                                     By:  Apex Management IV, L.L.C., its General Partner

                                                     By: ______________________________________

                                                     APEX STRATEGIC PARTNERS IV, LLC

                                                     By:  Apex Management IV, LLC, Manager

                                                     By: ______________________________________

                                                     SI VENTURE FUND II, L.P.

                                                     By:  SI VENTURE MANAGEMENT II, L.L.C.
                                                     Its General Partner

                                                     By: ______________________________________

                                                  ASCENT VENTURE PARTNERS
                                                  By:  ASCENT VENTURE MANAGEMENT III, LLC,
                                                     Its General Partner

                                                  By: ______________________________________


                                                                                               Schedule 1

                                      SCHEDULE OF PURCHASERS

                                        Number of

                                         Series C         Number of Shares           Number of
                                        Preferred           Issuable Under        Shares Issuable         Price Per Share
                                        Aggregate              August 1,          Under October            of Series C
Name and Address                           Shares           2001 Warrants         15, 2001 Warrants         Preferred
----------------                           ------           -------------         -----------------         ---------

Altar Rock Fund, L.P.                        31                      8                  207                     207

Apex Investment Fund IV, L.P.             9,528                  2,382               63,523                  63,523

Apex Strategic Partners IV, L.L.C.          289                     72                1,927                   1,927

Ascent Venture Partners                   7,853                  1,963               52,356                  52,356

Ritchie Capital Management LLC              187                     47                1,247                   1,247

RC Capital LLC                              187                     47                1,247                   1,247

Ram Trading Ltd.                            935                    234                6,234                   6,234

Raptor Global Portfolio, Ltd.             7,822                  1,956               52,149                  52,149

SI Venture Fund II, L.P.                  9,817                  2,454               65,450                  65,450